UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-06526

Boston Trust Walden Funds
(Exact name of registrant as specified in charter)

One Beacon Street, Boston MA	02108
(Address of principal executive offices)	(Zip code)

4400 Easton Commons, Suite 200, Columbus, OH	43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-282-8782

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

Annual Report

December 31, 2020

Boston Trust Asset Management Fund Boston Trust Equity Fund Boston Trust Midcap Fund Boston Trust SMID Cap Fund

Boston Trust Walden Balanced Fund

(formerly known as the Walden Balanced Fund)

Boston Trust Walden Equity Fund

(formerly known as the Walden Equity Fund)

Boston Trust Walden Midcap Fund

(formerly known as the Walden Midcap Fund)

Boston Trust Walden SMID Cap Fund

(formerly known as the Walden SMID Cap Fund)

Boston Trust Walden Small Cap Fund

Boston Trust Walden International Equity Fund

(formerly known as the Walden International Equity Fund)

This page is intentionally left blank.

Table of Contents	Annual Report
December 31, 2019

Boston Trust Asset Management Fund
Manager Commentary	2
Investment Performance	3
Schedule of Portfolio Investments	8
Financial Statements	10
Financial Highlights	12

Boston Trust Equity Fund
Manager Commentary	2
Investment Performance	3
Schedule of Portfolio Investments	13
Financial Statements	14
Financial Highlights	16

Boston Trust Midcap Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	19
FinancialHighlights	21

Boston Trust SMID Cap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	22
Financial Statements	24
Financial Highlights	26

Annual ESG Report	27

Boston Trust Walden Balanced Fund
Manager Commentary	28
Investment Performance	29
Schedule of Portfolio Investments	38
Financial Statements	41
Financial Highlights	43

Boston Trust Walden Equity Fund
Manager Commentary	28
Investment Performance	29
Schedule of Portfolio Investments	44
Financial Statements	45
Financial Statements	47

Boston Trust Walden Midcap Fund
Manager Commentary	30
Investment Performance	31
Schedule of Portfolio Investments	48
Financial Statements	49
Financial Highlights	51

Boston Trust Walden SMID Cap Fund
Manager Commentary	32
Investment Performance	33
Schedule of Portfolio Investments	52
Financial Statements	53
Financial Highlights	55

Boston Trust Walden Small Cap Fund
Manager Commentary	34
Investment Performance	35
Schedule of Portfolio Investments	56
Financial Statements	58
Financial Highlights	60

Boston Trust Walden International Equity Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	61
Financial Statements	63
Financial Highlights	65

Notes to the Financial Statements	66
Report of Independent Registered Public Accounting Firm	75
Supplementary Information	77
Investment Adviser Contract Approval	83
Information about Trustees and Officers	85

Boston Trust Walden Inc., a subsidiary of Boston Trust Walden Company, serves as investment adviser (the “Adviser”) to the Boston Trust Walden Funds and receives a fee for its services. Boston Trust Walden Company provides certain administrative, operational, and investment support functions for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by Boston Trust Walden Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Financial Services, LLC.

The foregoing information and opinions are for general information only. The Boston Trust Walden Funds and Boston Trust Walden Company do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice. Portfolio composition is as of December 31, 2020 and is subject to change without notice.

The Boston Trust Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

To reduce expenses, we may only mail one copy of the Funds’ shareholder updates, such as their prospectus, annual report, and semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 1-800- 282-8782 x7050. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, the Boston Trust Walden Funds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (www.bostontrustwalden.com). Investors enrolled in electronic delivery will receive the notice by email with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1-800-282-8782 x7050.

Boston Trust Asset Management Fund
Boston Trust Equity Fund
December 31, 2020

Domenic Colasacco, CFA

Lead Portfolio Manager

Amy Crandall Kaser, CFP®

Portfolio Manager

Jason T. O’Connell, CFA, CAIA, CFP®

Portfolio Manager

Boston Trust Walden Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Stocks, as measured by the S&P 500 Index, rose by 18.40% in 2020, a remarkable outcome in its own right but more striking when considering the Index declined by one third during the first quarter of the year. Bond indices also advanced, with the Bloomberg Barclays U.S. Government/Credit Bond Index posting a total return of 8.93%. The rise in value of the Boston Trust Asset Management Fund and the Boston Trust Equity Fund was more muted compared to the rapid rise in many stock indices. For the 12-month period ended December 31, 2020, the Boston Trust Asset Management Fund posted a total return of 7.83%, while the Boston Trust Equity Fund had a total return of 14.53%.

Despite the prevailing turmoil associated with the Coronavirus (COVID-19) pandemic, we remained confident that the crisis would pass eventually. Yet the unknowable depth and duration of the pandemic, and the extent of the associated damage to overall business conditions, led us to assume a more conservative investment position in the Boston Trust Asset Management Fund. For the first time in nearly a decade, we decided to reduce the Fund’s equity allocation closer to the middle, rather than retain equities near the upper end of its specified policy range. We concluded that an equity allocation closer to 60% more prudently reflected the combination of clear near-term economic risks with our core confidence in a return to more normal conditions in time.

As time went on, economic reports suggested that the aggressive fiscal and monetary policy initiatives taken by the federal government had succeeded in removing the worst-case economic scenarios feared broadly in March, 2020. With the full benefit of hindsight, it became clear as well that the pandemic had aided rather than hurt operating conditions of many businesses, in particular those in the distribution and technology sectors that facilitated logistics and communication in our suddenly less mobile society. The cohort of stocks that led the market recovery included several of the giant technology-related companies but also a myriad of newer, less proven companies with, in some cases, astounding expectations for future growth. The Funds had sufficient exposure in the better-situated companies to participate in the market recovery. However, we remained disciplined in our approach and determined it was prudent to avoid what we judged to be more speculative securities, despite the fact that they were enjoying significant stock price momentum. Performance was aided by our decision to increase the Boston Trust Asset Management Fund’s equity allocation gradually through the summer and fall months closer to 70% of total asset value as our confidence in the resilience of the economy improved.*

Looking back, the Funds’ performance for 2020 may have been several percentage points higher had we taken more risk through the year—first by ignoring the pandemic related uncertainty in March, and later by including newer, less proven companies in the portfolio even though their stock valuations were at extreme levels. However, in each Fund’s long life, 2020 was not the first year when our lower risk approach was not rewarded. Nor is it likely to be the last. Yet we remain confident that the balanced, more prudent investment process we have followed since the Funds’ inception will continue to serve shareholders well over the longer term.

As we begin a new year, none of us know if another exogenous event may develop in 2021, or the actual business and political paths that lie ahead. With most stock indices at or near record highs, however, it is reasonable to assume that investors generally expect broad-based economic improvement through the year, with the adverse impact of the pandemic effectively behind us by next summer or fall. Strong gains in overall corporate profits, with continued low inflation and near-zero interest rates, also appear to be embedded in current aggregate stock values. Stocks generally are not undervalued at this time by virtually any traditional metric, but history suggests that overall equity values are likely to continue to trend higher in an environment of rising employment, corporate profits, and overall gross domestic product1, which we expect through the year. Despite our general optimism about trends in overall equity values, we prefer to continue to avoid the stocks of companies with extreme valuations and overly optimistic estimates of future business performance. In our experience, most of these newer companies will fail to achieve the business success embedded in current stock prices, disappointing their shareholders. Within the equity segment, we have focused instead on companies with a long history of profitability and business models that are tested against the usual competitive forces that surface eventually in every industry.*

* Portfolio composition is subject to change.

1 The Gross Domestic Product (GDP) is the value of goods and services produced in a given country in a given year.

Investment Performance (Unaudited)	Boston Trust Asset Management Fund
Boston Trust Equity Fund
December 31, 2020

	For the periods ended 12/31/20
	Average Annual Total Returns
							Since	Since
							Inception	Inception
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	(12/1/95)	(10/1/03)
Boston Trust Asset Management Fund	7.83%	10.10%	11.20%	9.81%	8.32%	7.30%	8.39%	—
Boston Trust Equity Fund	14.53%	13.71%	14.72%	12.11%	9.57%	—	—	9.51%
S&P 500 Index	18.40%	14.18%	15.22%	13.88%	9.88%	7.47%	9.60%	10.08%
Bloomberg Barclays U.S. Government/Credit Bond Index	8.93%	5.97%	4.98%	4.19%	4.64%	5.01%	5.28%	4.41%
FTSE 3 Month US T-Bill Index	0.58%	1.56%	1.16%	0.60%	1.16%	1.43%	2.19%	1.27%

Hypothetical Growth of a $100,000 Investment

The above charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Bond Index is a component of the Bloomberg Barclays U.S. Aggregate Bond Index. The FTSE 3 Month US T-Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Asset Management Fund

Fund Net Asset Value:	$56.29
Gross Expense Ratio[1]:	0.90%

Boston Trust Equity Fund

Fund Net Asset Value:	$32.89
Gross Expense Ratio[1]:	0.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from each Fund’s most recent prospectus, dated May 1, 2020. Additional information pertaining to each Fund’s expense ratio as of December 31, 2020 can be found in the financial highlights included in this report.

Boston Trust Midcap Fund

December 31, 2020

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Mark Zagata, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“mid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid cap funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The fourth quarter performance capped off a strong year for the Russell Midcap® Index (“Index”), which finished the year 17% higher than where it started in 2020, even with the 27.07% decline in the first quarter. Indeed, from the market trough in late March, the Index advanced nearly 90%. Even though the Boston Trust Midcap Fund outperformed the Index return (-24.25% versus -27.07%) during the first quarter decline, the Fund’s total return of 8.81% for the 12-month period ended December 31, 2020 trailed the Index by a wide margin.

It should perhaps not be surprising that the Fund failed to keep up in the strong market rally of the second, third, and fourth quarters of 2020. In contrast to the fourth quarter where our emphasis on quality and value detracted from results, the Fund’s full year underperformance stemmed primarily from maintaining our valuation discipline. That said, despite the in-line performance of high-quality stocks in general, it is worth highlighting the relative outperformance of loss making entities over profitable peers, which was stunning: loss-makers1 outperformed profitable companies by more than 60%. Loss-making entities also now comprise 10% of Index value. Given the Fund is entirely invested in stocks of profitable companies, avoiding the loss-making cohort explains much of the relative underperformance.

Outlook

Entering 2021, we can point to several reasons for the optimism that propelled the Index to new all-time highs in the fourth quarter. Among them included: the success in clinical trials and initial distribution of several Coronavirus (COVID-19) vaccines; continued economic recovery supported by significant monetary and fiscal stimuli; somewhat less political uncertainty following the presidential election; and historically low interest rates. However, we also continue to see risk in the current environment: a surge of COVID-19 case counts that is leading to new restrictions on economic activity; a fragile economic recovery still dependent on monetary and fiscal support; and continuing evidence of speculative activity among investors. We believe valuation risk in the market overall to be elevated.

While we do not seek to gain an edge through market timing, we continue to believe that over the long term stock prices ultimately reflect company fundamentals. We do not believe investors will perpetually favor as a group companies that cannot consistently generate profits or free cash flow and yet trade at elevated valuation multiples of sales. Of course, some of these individual companies will emerge as high-quality industry leaders. However, not all, or even a majority of them will succeed. As such, we continue to emphasize in our research and portfolio management activities those companies that have a demonstrated history of profitability, stability, and growth, have sustainable business models, high quality of earnings, and that are trading at reasonable valuations. As of December 31, 2020, the Fund exhibited strong financial characteristics and a more reasonable valuation profile than the Index. As a result, we continue to believe the Fund may provide favorable risk-adjusted returns over the long term.*

*	Portfolio composition is subject to change.

[1]	Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0.

Investment Performance (Unaudited)	Boston Trust Midcap Fund
December 31, 2020

	For the periods ended 12/31/20
	Average Annual Total Returns
					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	(09/24/07)
Boston Trust Midcap Fund[1]	8.81%	10.58%	12.72%	11.25%	9.74%
Russell Midcap® Index	17.10%	11.61%	13.40%	12.41%	9.26%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Midcap Fund, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$21.02
Gross Expense Ratio[1]:	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2020. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Additional information pertaining to the Fund’s expense ratio as of December 31, 2020 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2021 and may be renewed thereafter.

Boston Trust SMID Cap Fund

December 31, 2020

Kenneth P. Scott, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Leanne Moore

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization (“smid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Smid cap companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The fourth quarter performance capped off a year of superlatives for the Russell 2500™ Index (“Index”), which finished the year 20% higher than where it started in 2020, despite the 29.72% decline in the first quarter. Indeed, from the market trough in late March, the Index doubled in value. Even with the outperformance of the Fund during the first quarter drawdown (-25.42% versus -29.72%), the Fund’s total return of 8.26% for the 12-month period ended December 31, 2020 underperformed the Index by a wide margin.

It should perhaps not be surprising that the Fund failed to keep up in the strong market rally of the second, third, and fourth quarters of 2020. But to reiterate a theme consistent throughout the year, the underperformance was largely due to style: stocks of higher quality companies, particularly the more reasonably valued cohort, underperformed the overall index by a wide margin, and the Fund performed similarly. The performance gap between stocks of profitable and unprofitable companies was stunning: loss-makers1 outperformed by more than 65%. Loss-making entities also now comprise 18% of the index’s value. Given the Fund is entirely invested in stocks of profitable companies, the “allocation” effect of avoiding the loss-making cohort presented headwinds too strong to overcome, even with execution of our approach that was consistent with expectations.

Outlook

Entering 2021, we can point to several reasons for the optimism that has propelled the Index to new all-time highs in the fourth quarter. Among them included: the success in clinical trials and initial distribution of several Coronavirus (COVID-19) vaccines; continued economic recovery; somewhat less political uncertainty following the U.S. presidential election; and historically low interest rates. However, we also continue to see some risks in the current environment: a new surge of COVID-19 case counts that is leading to new restrictions on economic activity; a fragile economic recovery still dependent on monetary and fiscal support; and continuing evidence of speculative activity among investors. We believe valuation risk in the market overall to be elevated.

While we do not seek to gain an edge through market timing, we continue to believe that over the long term stock prices ultimately reflect company fundamentals. We do not believe investors will perpetually favor as a group companies that cannot consistently generate profits or free cash flow and yet trade at elevated valuation multiples of sales. Of course, some of these individual companies will emerge as high-quality industry leaders. However, not all, or even a majority of them will succeed. As such, we continue to emphasize in our research and portfolio management activities those companies that have a demonstrated history of profitability, stability, and growth, have sustainable business models, high quality of earnings, and that are trading at reasonable valuations. As of December 31, 2020, the Fund exhibited strong financial characteristics and a more reasonable valuation profile than the Index. As a result, we continue to believe the Fund may provide favorable risk-adjusted returns over the long term.*

*	Portfolio composition is subject to change.

[1]	Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund
December 31, 2020

	For the periods ended 12/31/20
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(11/30/11)
Boston Trust SMID Cap Fund[1]	8.26%	9.00%	13.00%	11.60%
Russell 2500TM Index	19.99%	11.33%	13.64%	13.24%

Hypothetical Growth of a $1,000,000 Investment

The above chart represents a hypothetical $1,000,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to December 31, 2020, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$19.23
Gross Expense Ratio[1]:	0.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2020. The contractual fee limit under the Fund’s expense limitation agreement is 0.75% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2020 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2021 and may be renewed thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (72.7%)
Communication Services (7.6%)
Alphabet, Inc., Class A (a)	2,000	3,505,280
Alphabet, Inc., Class C (a)	11,000	19,270,680
Comcast Corp., Class A	200,000	10,480,000
Facebook, Inc., Class B (a)	22,500	6,146,100
Omnicom Group, Inc.	10,000	623,700
Verizon Communications, Inc.	90,000	5,287,500
		45,313,260
Consumer Discretionary (6.1%)
Autoliv, Inc.	20,000	1,842,000
Lowe’s Cos., Inc.	25,000	4,012,750
NIKE, Inc., Class B	115,000	16,269,050
Ross Stores, Inc.	15,000	1,842,150
Starbucks Corp.	100,000	10,698,000
The Home Depot, Inc.	5,000	1,328,100
The TJX Cos., Inc.	10,000	682,900
		36,674,950
Consumer Staples (6.7%)
Church & Dwight Co., Inc.	50,000	4,361,500
Costco Wholesale Corp.	40,000	15,071,200
Diageo PLC, Sponsored ADR	25,000	3,970,250
McCormick & Co., Inc.	40,000	3,824,000
PepsiCo, Inc.	30,000	4,449,000
Procter & Gamble Co. (The)	25,000	3,478,500
Sysco Corp.	35,000	2,599,100
The Hershey Co.	15,000	2,284,950
		40,038,500
Energy (1.2%)
Chevron Corp.	20,000	1,689,000
ConocoPhillips	25,000	999,750
Exxon Mobil Corp.	60,000	2,473,200
Schlumberger NV	100,000	2,183,000
		7,344,950
Financials (8.9%)
American Express Co.	30,000	3,627,300
Berkshire Hathaway, Inc., Class B (a)	22,500	5,217,075
Chubb Ltd.	20,000	3,078,400
Cincinnati Financial Corp.	60,000	5,242,200
Comerica, Inc.	20,000	1,117,200
JPMorgan Chase & Co.	85,000	10,800,950
Moody’s Corp.	3,500	1,015,840
Northern Trust Corp.	50,000	4,657,000
PNC Financial Services Group, Inc.	30,000	4,470,000
State Street Corp.	10,000	727,800
T. Rowe Price Group, Inc.	55,000	8,326,450
U.S. Bancorp	100,000	4,659,000
		52,939,215
Health Care (9.9%)
Amgen, Inc.	10,000	2,299,200
Becton, Dickinson & Co.	35,000	8,757,700
Dentsply Sirona, Inc.	50,000	2,618,000
Edwards Lifesciences Corp. (a)	105,000	9,579,150
Henry Schein, Inc. (a)	10,000	668,600
Johnson & Johnson	50,000	7,869,000
Medtronic PLC	27,500	3,221,350
Merck & Co., Inc.	50,000	4,090,000
Mettler-Toledo International, Inc. (a)	5,000	5,698,400
Stryker Corp.	25,000	6,126,000
UnitedHealth Group, Inc.	17,500	6,136,900
Waters Corp. (a)	7,500	1,855,650
		58,919,950
Industrials (8.2%)
3M Co.	32,500	5,680,675
Donaldson Co., Inc.	50,000	2,794,000
Honeywell International, Inc.	15,000	3,190,500
Hubbell, Inc.	42,500	6,663,575
Illinois Tool Works, Inc.	30,000	6,116,400
Union Pacific Corp.	45,000	9,369,900
United Parcel Service, Inc., Class B	54,000	9,093,600
W.W. Grainger, Inc.	15,000	6,125,100
		49,033,750
Information Technology (21.8%)
Accenture PLC, Class A	67,500	17,631,675
Apple, Inc.	300,000	39,807,000
Automatic Data Processing, Inc.	81,000	14,272,200
Cisco Systems, Inc.	65,000	2,908,750
Intuit, Inc.	3,500	1,329,475
Microsoft Corp.	145,000	32,250,900
Oracle Corp.	100,000	6,469,000
Visa, Inc., Class A	70,000	15,311,100
		129,980,100
Materials (1.4%)
Air Products & Chemicals, Inc.	15,000	4,098,300
AptarGroup, Inc.	32,500	4,448,925
		8,547,225
Utilities (0.9%)
Eversource Energy	60,000	5,190,600
		5,190,600
TOTAL COMMON STOCKS (Cost $135,053,716)		433,982,500

	Principal
	Amount ($)
Corporate Bonds (3.0%)

Communication Services (0.2%)
Comcast Corp., 4.25%, 10/15/30, Callable 7/15/30 @ 100	900,000	1,109,106

Financials (1.6%)
American Express Co., 2.65%, 12/2/22	1,926,000	2,011,000
Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	2,000,000	2,235,643
Cincinnati Financial Corp., 6.92%, 5/15/28	500,000	659,803
JPMorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	1,000,000	1,136,719
JPMorgan Chase & Co., 4.01%, 4/23/29, Callable 4/23/28 @ 100	1,000,000	1,175,174
Wells Fargo & Co., 3.55%, 9/29/25, MTN	2,000,000	2,247,670
		9,466,009
Health Care (0.2%)
Becton, Dickinson & Co., 3.13%, 11/8/21	1,000,000	1,022,298

Industrials (0.2%)
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	1,000,000	1,089,705

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Asset Management Fund December 31, 2020

	Principal
Security Description	Amount ($)	Fair Value ($)
Corporate Bonds, Continued

Information Technology (0.8%)
Apple, Inc., 3.25%, 2/23/26, Callable 11/23/25 @ 100	2,500,000	2,807,453
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	2,000,000	2,245,174
		5,052,627
TOTAL CORPORATE BONDS (Cost $16,244,007)		17,739,745

Municipal Bonds (3.8%)

Massachusetts (3.8%)
City of Newton Massachusetts, GO, 2.00%, 2/15/36, Callable 2/15/29 @ 100	545,000	563,334
Commonwealth of Massachusetts Transportation Fund Revenue, Series A, 4.00%, 6/1/36, Callable 12/1/27 @ 100	500,000	591,775
Commonwealth of Massachusetts, GO, Series C, 5.50%, 12/1/22, AGM	600,000	661,176
Commonwealth of Massachusetts, GO, Series C, 4.00%, 7/1/31, Callable 7/1/22 @ 100	1,000,000	1,054,360
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/1/32, Callable 3/1/24 @ 100	200,000	229,682
Commonwealth of Massachusetts, GO, Series D, 3.00%, 5/1/35, Callable 5/1/29 @ 100 (b)	7,550,000	8,545,920
Commonwealth of Massachusetts, GO, Series D, 3.00%, 5/1/36, Callable 5/1/29 @ 100 (b)	5,000,000	5,632,049
Commonwealth of Massachusetts, GO, Series B, 5.00%, 4/1/37, Callable 4/1/27 @ 100	250,000	310,395
Commonwealth of Massachusetts, GO, Series E, 4.00%, 9/1/37, Callable 9/1/25 @ 100	1,600,000	1,827,888
Commonwealth of Massachusetts, GO, Series B, 5.00%, 7/1/38, Callable 7/1/26 @ 100	260,000	316,163
Commonwealth of Massachusetts, GO, Series A, 5.00%, 1/1/43, Callable 1/1/28 @ 100	250,000	311,268
Commonwealth of Massachusetts, GO, Series C, 5.00%, 5/1/46, Callable 5/1/29 @ 100	2,000,000	2,551,160
		22,595,170
Washington (0.0%) (c)
State of Washington, Series A, 5.00%, 8/1/35, Callable 8/1/23 @ 100	250,000	278,508
TOTAL MUNICIPAL BONDS (Cost $21,310,055)		22,873,678

U.S. Government & U.S. Government Agency Obligations (19.5%)

Federal Farm Credit Bank (2.3%)
2.85%, 3/2/28	2,400,000	2,744,039
2.95%, 1/27/25	2,000,000	2,210,943
3.14%, 12/5/29	2,500,000	2,957,835
3.39%, 2/1/28	2,000,000	2,358,736
3.85%, 12/26/25	2,770,000	3,229,599
		13,501,152
Federal Home Loan Bank (2.6%)
2.38%, 3/13/26	6,000,000	6,596,891
2.50%, 12/10/27	1,500,000	1,695,340
2.63%, 6/11/27	1,500,000	1,698,089
2.88%, 9/13/24	2,500,000	2,742,677
3.50%, 9/24/29	2,000,000	2,461,778
		15,194,775
U.S. Treasury Bill (2.1%)
0.06%, 3/25/21		12,498,195

U.S. Treasury Note (12.5%)
1.63%, 8/15/29		32,097,657
2.75%, 2/15/24		43,220,313
		75,317,970
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $109,432,127)		116,512,092

	Shares
Investment Companies (1.0%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (d)	5,892,835	5,892,835
TOTAL INVESTMENT COMPANIES (Cost $5,892,835)		5,892,835

Total Investments (Cost $287,932,740) — 100.0% (e)		597,000,850
Other assets in excess of liabilities — 0.0%		11,954
NET ASSETS — 100.0%		$597,012,804

(a)	Non-income producing security.

(b)	These securities have been deemed illiquid and represents 2.37% of the Fund’s net assets.

(c)	Represents less than 0.05%.

(d)	Rate disclosed is the seven day yield as of December 31, 2020.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

ADR   American Depositary Receipt

AGM  Assured Guaranty Municipal Corporation

GO      General Obligation

MTN  Medium Term Note

PLC    Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $287,932,740)	$597,000,850
Interest and dividends receivable	1,458,093
Receivable for capital shares issued	88,346
Prepaid expenses	22,622
Total Assets	598,569,911
Liabilities:
Payable for investments purchased	775,042
Payable for capital shares redeemed	352,282
Accrued expenses and other liabilities:
Investment adviser	358,365
Administration and accounting	22,272
Chief compliance officer	2,718
Custodian	5,430
Shareholder servicing fees	12,953
Transfer agent	3,311
Trustee	7,374
Other	17,360
Total Liabilities	1,557,107
Net Assets	$597,012,804
Composition of Net Assets:
Paid in capital	$284,350,728
Total distributable earnings/(loss)	312,662,076
Net Assets	$597,012,804
Shares outstanding (par value $0.01, unlimited number of shares authorized)	10,606,202
Net Asset Value, Offering Price and Redemption price per share	$56.29

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Interest	$3,106,909
Dividends	7,351,806
Total Investment Income	10,458,715
Expenses:
Investment adviser	4,097,254
Administration and accounting	340,255
Chief compliance officer	44,078
Custodian	80,041
Shareholder servicing	163,291
Transfer agency	40,966
Trustee	38,733
Other	194,419
Total expenses	4,999,037
Net Expenses	4,999,037
Net Investment Income	5,459,678
Net Realized/Unrealized Gains (Losses) from
Investments:
Net realized gains from investment transactions	29,356,144
Change in unrealized appreciation/depreciation on investments	3,371,961
Net realized/unrealized gains (losses) on investments	32,728,105
Change in Net Assets Resulting from Operations	$38,187,783

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

Statements of Changes in Net Assets

	For the year ended December 31, 2020	For the year ended December 31, 2019
Investment Activities:
Operations:
Net investment income	$5,459,678	$5,405,837
Net realized gains from investment transactions	29,356,144	6,224,056
Change in unrealized appreciation/depreciation on investments	3,371,961	107,980,131
Change in Net Assets Resulting from Operations	38,187,783	119,610,024
Distributions to shareholders:
Total Distributions	(32,394,639)	(5,742,144)
Change in Net Assets Resulting from distributions to shareholders	(32,394,639)	(5,742,144)
Capital Share Transactions:
Proceeds from shares issued	30,212,741	50,601,734
Proceeds from shares issued in subscriptions in-kind (a)	—	43,771,772
Dividends reinvested	17,020,652	2,889,950
Cost of shares redeemed	(79,164,955)	(43,328,375)
Cost of in-kind shares redeemed (a)	—	(5,777,713)
Change in Net Assets Resulting from Capital Share Transactions	(31,931,562)	48,157,368
Change in Net Assets	(26,138,418)	162,025,248
Net Assets:
Beginning of period	623,151,222	461,125,974
End of period	$597,012,804	$623,151,222
Share Transactions:
Issued	563,599	1,000,119
Issued in-kind (a)	—	808,358
Reinvested	307,232	53,597
Redeemed	(1,560,561)	(863,743)
Redeemed in-kind (a)	—	(118,834)
Change in shares	(689,730)	879,497

(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

						For the nine
	For the year	For the year		For the year	For the year	months		For the year
	ended	ended		ended	ended	ended		ended
	December	December		December	December	December		March 31,
	31, 2020	31, 2019		31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$55.17	$44.27		$46.88	$41.33	$40.92		$41.80
Investment Activities:
Operations:
Net investment income	0.53	0.48		0.52	0.49	0.35		0.55
Net realized/unrealized gains (losses) from investments	3.74	10.93		(1.20)	6.22	2.18		0.92
Total from investment activities	4.27	11.41		(0.68)	6.71	2.53		1.47
Dividends:
Net investment income	(0.53)	(0.48)		(0.52)	(0.49)	(0.46)		(0.57)
Net realized gains from investments	(2.62)	(0.03)		(1.41)	(0.67)	(1.66)		(1.78)
Total dividends	(3.15)	(0.51)		(1.93)	(1.16)	(2.12)		(2.35)
Net Asset Value, End of Period	$56.29	$55.17		$44.27	$46.88	$41.33		$40.92
Total Return	7.83%	25.81%		(1.61)%	16.23%	6.19	%(a)	3.65%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$597,013	$623,151		$461,126	$496,710	$403,969		$354,405
Ratio of net expenses to average net assets	0.88%	0.90%		0.93%	0.92%	0.95	%(b)	0.94%
Ratio of net investment income to average net assets	0.96%	1.02%		1.05%	1.13%	1.15	%(b)	1.32%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets	0.88%	0.90%		0.93%	0.92%	0.95	%(b)	0.94%
Portfolio turnover rate	12.18%	5.76	%(c)	2.53%	6.96%	8.42	%(a)	11.64%

(a)       Not annualized for periods less than one year.

(b)       Annualized for periods less than one year.

(c)       Excludes impact of in-kind transactions.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (99.4%)
Communication Services (10.8%)
Alphabet, Inc., Class A (a)	750	1,314,480
Alphabet, Inc., Class C (a)	5,250	9,197,370
Comcast Corp., Class A	65,000	3,406,000
Facebook, Inc., Class B (a)	10,000	2,731,600
Omnicom Group, Inc.	5,000	311,850
Verizon Communications, Inc.	20,000	1,175,000
		18,136,300
Consumer Discretionary (7.5%)
Autoliv, Inc.	10,000	921,000
Lowe’s Cos., Inc.	10,000	1,605,100
NIKE, Inc., Class B	30,000	4,244,100
Ross Stores, Inc.	7,000	859,670
Starbucks Corp.	40,000	4,279,200
The Home Depot, Inc.	3,000	796,860
		12,705,930
Consumer Staples (9.1%)
Church & Dwight Co., Inc.	15,000	1,308,450
Costco Wholesale Corp.	15,000	5,651,700
Diageo PLC, Sponsored ADR	7,500	1,191,075
McCormick & Co., Inc.	14,000	1,338,400
PepsiCo, Inc.	10,000	1,483,000
Procter & Gamble Co. (The)	10,000	1,391,400
Sysco Corp.	20,000	1,485,200
The Hershey Co.	10,000	1,523,300
		15,372,525
Energy (1.8%)
Chevron Corp.	7,500	633,375
Exxon Mobil Corp.	17,500	721,350
Schlumberger NV	75,000	1,637,250
		2,991,975
Financials (12.3%)
American Express Co.	15,000	1,813,650
Berkshire Hathaway, Inc., Class B (a)	10,000	2,318,700
Chubb Ltd.	10,000	1,539,200
Cincinnati Financial Corp.	20,000	1,747,400
Commerce Bancshares, Inc.	2,625	172,463
JPMorgan Chase & Co.	30,000	3,812,100
Moody’s Corp.	1,500	435,360
Northern Trust Corp.	22,500	2,095,650
PNC Financial Services Group, Inc.	17,500	2,607,500
T. Rowe Price Group, Inc.	20,000	3,027,800
U.S. Bancorp	25,000	1,164,750
		20,734,573
Health Care (12.5%)
Becton, Dickinson & Co.	15,000	3,753,300
Dentsply Sirona, Inc.	25,000	1,309,000
Edwards Lifesciences Corp. (a)	22,500	2,052,675
Henry Schein, Inc. (a)	2,500	167,150
Johnson & Johnson	17,500	2,754,150
Medtronic PLC	10,000	1,171,400
Merck & Co., Inc.	12,500	1,022,500
Mettler-Toledo International, Inc. (a)	1,500	1,709,520
Stryker Corp.	12,000	2,940,480
UnitedHealth Group, Inc.	12,000	4,208,160
		21,088,335
Industrials (13.6%)
3M Co.	10,000	1,747,900
Deere & Co.	10,000	2,690,500
Donaldson Co., Inc.	15,000	838,200
Honeywell International, Inc.	10,000	2,127,000
Hubbell, Inc.	15,000	2,351,850
Illinois Tool Works, Inc.	15,000	3,058,200
Union Pacific Corp.	22,500	4,684,950
United Parcel Service, Inc., Class B	15,000	2,526,000
W.W. Grainger, Inc.	7,000	2,858,380
		22,882,980
Information Technology (28.0%)
Accenture PLC, Class A	25,000	6,530,250
Apple, Inc.	110,000	14,595,900
Automatic Data Processing, Inc.	20,000	3,524,000
Cisco Systems, Inc.	20,000	895,000
Intuit, Inc.	2,000	759,700
Microsoft Corp.	55,000	12,233,100
Oracle Corp.	40,000	2,587,600
Visa, Inc., Class A	28,000	6,124,440
		47,249,990
Materials (2.5%)
Air Products & Chemicals, Inc.	5,000	1,366,100
AptarGroup, Inc.	10,000	1,368,900
PPG Industries, Inc.	10,000	1,442,200
		4,177,200
Utilities (1.3%)
Eversource Energy	25,000	2,162,750
		2,162,750
TOTAL COMMON STOCKS (Cost $54,818,821)		167,502,558

Investment Companies (0.6%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	947,755	947,755
TOTAL INVESTMENT COMPANIES (Cost $947,755)		947,755

Total Investments (Cost $55,766,576) — 100.0% (c)		168,450,313
Other assets in excess of liabilities — 0.0%		36,976
NET ASSETS — 100.0%		$ 168,487,289

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $55,766,576)	$168,450,313
Dividends receivable	144,542
Receivable for capital shares issued	10,003
Prepaid expenses	5,575
Total Assets	168,610,433
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	105,759
Administration and accounting	5,994
Chief compliance officer	740
Custodian	1,366
Shareholder servicing fees	247
Transfer agent	2,864
Trustee	1,981
Other	4,193
Total Liabilities	123,144
Net Assets	$168,487,289
Composition of Net Assets:
Paid in capital	$54,128,202
Total distributable earnings/(loss)	114,359,087
Net Assets	$168,487,289
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,123,449
Net Asset Value, Offering Price and Redemption price per share	$32.89

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Dividends	$2,724,630
Total Investment Income	2,724,630
Expenses:
Investment adviser	1,116,954
Administration and accounting	86,673
Chief compliance officer	11,246
Custodian	20,429
Shareholder servicing	3,580
Transfer agency	35,164
Trustee	9,878
Other	50,935
Total expenses	1,334,859
Net Expenses	1,334,859
Net Investment Income	1,389,771
Net Realized/Unrealized Gains (Losses) from
Investments:
Net realized gains from investment transactions	4,210,057
Change in unrealized appreciation/depreciation on investments	14,438,744
Net realized/unrealized gains (losses) on investments	18,648,801
Change in Net Assets Resulting from Operations	$20,038,572

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$1,389,771	$1,280,402
Net realized gains from investment transactions	4,210,057	1,332,110
Change in unrealized appreciation/depreciation on investments	14,438,744	36,580,729
Change in Net Assets Resulting from Operations	20,038,572	39,193,241
Distributions to shareholders:
Total Distributions	(4,722,166)	(1,442,463)
Change in Net Assets Resulting from distributions to shareholders	(4,722,166)	(1,442,463)
Capital Share Transactions:
Proceeds from shares issued	2,383,276	1,613,063
Dividends reinvested	2,304,416	651,454
Cost of shares redeemed	(11,167,756)	(6,208,577)
Change in Net Assets Resulting from Capital Share Transactions	(6,480,064)	(3,944,060)
Change in Net Assets	8,836,342	33,806,718
Net Assets:
Beginning of period	159,650,947	125,844,229
End of period	$168,487,289	$159,650,947
Share Transactions:
Issued	86,983	58,549
Reinvested	71,588	22,675
Redeemed	(437,884)	(237,992)
Change in shares	(279,313)	(156,768)

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the nine months		For the year
	ended	ended	ended	ended	ended		ended
	December	December	December	December	December		March 31,
	31, 2020	31, 2019	31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$29.55	$22.64	$23.63	$20.09	$19.70		$20.66
Investment Activities:
Operations:
Net investment income	0.27	0.24	0.22	0.23	0.16		0.23
Net realized/unrealized gains (losses) from
investments	4.00	6.94	(0.80)	3.92	1.58		0.27
Total from investment activities	4.27	7.18	(0.58)	4.15	1.74		0.50
Dividends:
Net investment income	(0.27)	(0.24)	(0.23)	(0.23)	(0.20)		(0.24)
Net realized gains from investments	(0.66)	(0.03)	(0.18)	(0.38)	(1.15)		(1.22)
Total dividends	(0.93)	(0.27)	(0.41)	(0.61)	(1.35)		(1.46)
Net Asset Value, End of Period	$32.89	$29.55	$22.64	$23.63	$20.09		$19.70
Total Return	14.53%	31.74%	(2.55)%	20.67%	8.82	%(a)	2.59%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$168,487	$159,651	$125,844	$134,006	$118,824		$10,831
Ratio of net expenses to average net assets	0.90%	0.91%	0.92%	0.93%	0.96	%(b)	0.95%
Ratio of net investment income to average net assets	0.93%	0.88%	0.91%	1.02%	1.01	%(b)	1.14%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	0.90%	0.91%	0.92%	0.93%	0.96	%(b)	0.96%
Portfolio turnover rate	9.30%	2.61%	1.67%	9.00%	6.65	%(a)	18.04%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the periods ended March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (98.8%)
Communication Services (2.8%)
Electronic Arts, Inc.	14,450	2,075,020
Omnicom Group, Inc.	29,300	1,827,441
		3,902,461
Consumer Discretionary (10.7%)
AutoZone, Inc. (a)	1,450	1,718,888
Carter’s, Inc.	24,850	2,337,640
eBay, Inc.	45,000	2,261,250
Hyatt Hotels Corp., Class A	23,450	1,741,163
O’Reilly Automotive, Inc. (a)	3,100	1,402,967
Ross Stores, Inc.	18,525	2,275,054
Service Corporation International	29,325	1,439,858
Tractor Supply Co.	12,550	1,764,279
		14,941,099
Consumer Staples (5.1%)
Church & Dwight Co., Inc.	14,125	1,232,124
Lancaster Colony Corp.	6,125	1,125,346
Sysco Corp.	16,225	1,204,869
The Hershey Co.	13,125	1,999,331
The JM Smucker Co.	13,280	1,535,168
		7,096,838
Energy (1.1%)
Baker Hughes Co.	76,575	1,596,589
		1,596,589
Financials (12.0%)
Brown & Brown, Inc.	25,675	1,217,252
CBOE Global Markets, Inc.	17,450	1,624,944
Everest Re Group Ltd.	5,525	1,293,347
FactSet Research Systems, Inc.	6,725	2,236,062
M&T Bank Corp.	20,475	2,606,468
Northern Trust Corp.	25,625	2,386,712
SEI Investments Co.	36,425	2,093,345
Signature Bank	8,400	1,136,436
T. Rowe Price Group, Inc.	14,325	2,168,662
		16,763,228
Health Care (13.6%)
Agilent Technologies, Inc.	16,250	1,925,463
Cerner Corp.	22,300	1,750,104
Henry Schein, Inc. (a)	18,375	1,228,553
Hill-Rom Holdings, Inc.	21,450	2,101,456
Laboratory Corp. of America Holdings (a)	5,900	1,200,945
Mettler-Toledo International, Inc. (a)	1,235	1,407,505
Steris PLC	11,150	2,113,370
Teleflex, Inc.	3,450	1,419,917
The Cooper Companies., Inc.	5,150	1,871,098
Waters Corp. (a)	10,000	2,474,199
Zimmer Biomet Holdings, Inc.	9,475	1,460,003
		18,952,613
Industrials (14.8%)
AMETEK, Inc.	17,875	2,161,802
AO Smith Corp.	25,750	1,411,615
Cummins, Inc.	7,700	1,748,670
Donaldson Co., Inc.	35,875	2,004,694
Expeditors International of Washington, Inc.	17,950	1,707,225
Hubbell, Inc.	11,325	1,775,647
Lincoln Electric Holdings, Inc.	12,750	1,482,188
Masco Corp.	22,725	1,248,284
Nordson Corp.	6,525	1,311,199
Snap-on, Inc.	10,275	1,758,463
The Middleby Corp. (a)	9,000	1,160,280
Verisk Analytics, Inc.	6,925	1,437,561
W.W. Grainger, Inc.	3,450	1,408,773
		20,616,401
Information Technology (20.4%)
Akamai Technologies, Inc. (a)	14,375	1,509,231
Amdocs Ltd.	20,450	1,450,519
Amphenol Corp., Class A	16,450	2,151,167
ANSYS, Inc. (a)	3,875	1,409,725
Aspen Technology, Inc. (a)	18,275	2,380,318
Broadridge Finance Solutions, Inc.	11,525	1,765,629
CDK Global, Inc.	25,600	1,326,848
Check Point Software Technologies Ltd. (a)	12,450	1,654,730
Citrix Systems, Inc.	17,025	2,214,952
Cognizant Technology Solutions Corp., Class A	17,500	1,434,125
Dolby Laboratories, Inc., Class A	20,525	1,993,593
F5 Networks, Inc. (a)	11,475	2,018,912
IPG Photonics Corp. (a)	8,025	1,795,915
Paychex, Inc.	34,175	3,184,426
TE Connectivity Ltd.	19,175	2,321,517
		28,611,607
Materials (5.9%)
AptarGroup, Inc.	14,175	1,940,416
Avery Dennison Corp.	15,375	2,384,816
Packaging Corporation of America	13,800	1,903,158
RPM International, Inc.	21,575	1,958,579
		8,186,969
Real Estate (6.2%)
Alexandria Real Estate Equities, Inc.	7,475	1,332,195
AvalonBay Communities, Inc.	7,525	1,207,236
Camden Property Trust	12,375	1,236,510
CyrusOne, Inc.	15,950	1,166,743
Jones Lang LaSalle, Inc. (a)	15,375	2,281,189
Realty Income Corp.	23,900	1,485,862
		8,709,735
Utilities (6.2%)
Atmos Energy Corp.	16,750	1,598,453
Consolidated Edison, Inc.	25,175	1,819,397
Eversource Energy	34,925	3,021,362
ONE Gas, Inc.	29,600	2,272,392
		8,711,604
TOTAL COMMON STOCKS (Cost $94,481,661)		138,089,144

Investment Companies (1.1%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	1,487,845	1,487,845
TOTAL INVESTMENT COMPANIES (Cost $1,487,845)		1,487,845

Total Investments (Cost $95,969,506) — 99.9% (c)		139,576,989
Other assets in excess of liabilities — 0.1%		145,901
NET ASSETS — 100.0%		$139,722,890

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $95,969,506)	$139,576,989
Dividends receivable	142,758
Receivable for capital shares issued	109,092
Prepaid expenses	14,598
Total Assets	139,843,437
Liabilities:
Payable for capital shares redeemed	2,282
Accrued expenses and other liabilities:
Investment adviser	87,967
Administration and accounting	5,197
Chief compliance officer	634
Custodian	1,165
Shareholder servicing fees	12,720
Transfer agent	3,485
Trustee	1,681
Other	5,416
Total Liabilities	120,547
Net Assets	$139,722,890
Composition of Net Assets:
Paid in capital	$96,013,042
Total distributable earnings/(loss)	43,709,848
Net Assets	$139,722,890
Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,647,927
Net Asset Value, Offering Price and Redemption price per share	$21.02

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Dividends	$2,039,397
Less: Foreign tax withholding	(538)
Total Investment Income	2,038,859
Expenses:
Investment adviser	960,313
Administration and accounting	77,819
Chief compliance officer	10,229
Custodian	18,382
Shareholder servicing	160,958
Transfer agency	41,089
Trustee	9,010
Interest fees	183
Other	71,527
Total expenses before fee reductions	1,349,510
Fees contractually reduced by the investment adviser	(68,764)
Net Expenses	1,280,746
Net Investment Income	758,113
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	620,497
Change in unrealized appreciation/depreciation on investments	6,536,438
Net realized/unrealized gains (losses) on investments	7,156,935
Change in Net Assets Resulting from Operations	$7,915,048

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$758,113	$741,000
Net realized gains from investment transactions	620,497	3,967,963
Change in unrealized appreciation/depreciation on investments	6,536,438	20,892,329
Change in Net Assets Resulting from Operations	7,915,048	25,601,292
Distributions to shareholders:
Total Distributions	(1,650,010)	(5,145,785)
Change in Net Assets Resulting from distributions to shareholders	(1,650,010)	(5,145,785)
Capital Share Transactions:
Proceeds from shares issued	38,228,874	60,147,066
Dividends reinvested	1,347,943	4,094,485
Cost of shares redeemed	(51,423,640)	(14,255,219)
Change in Net Assets Resulting from Capital Share Transactions	(11,846,823)	49,986,332
Change in Net Assets	(5,581,785)	70,441,839
Net Assets:
Beginning of period	145,304,675	74,862,836
End of period	$139,722,890	$145,304,675
Share Transactions:
Issued	2,120,345	3,233,471
Reinvested	64,805	214,483
Redeemed	(2,969,777)	(759,976)
Change in shares	(784,627)	2,687,978

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the nine months		For the year
	ended	ended	ended	ended	ended		ended
	December	December	December	December	December		March 31,
	31, 2020	31, 2019	31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$19.55	$15.78	$17.26	$15.34	$15.29		$16.12
Investment Activities:
Operations:
Net investment income	0.12	0.10	0.08	0.08	0.12		0.09
Net realized/unrealized gains (losses) from investments	1.60	4.39	(0.62)	2.98	1.01		0.05
Total from investment activities	1.72	4.49	(0.54)	3.06	1.13		0.14
Dividends:
Net investment income	(0.12)	(0.09)	(0.08)	(0.08)	(0.13)		(0.09)
Net realized gains from investments	(0.13)	(0.63)	(0.86)	(1.06)	(0.95)		(0.88)
Total dividends	(0.25)	(0.72)	(0.94)	(1.14)	(1.08)		(0.97)
Net Asset Value, End of Period	$21.02	$19.55	$15.78	$17.26	$15.34		$15.29
Total Return	8.81%	28.59%	(3.36)%	20.01%	7.29	%(a)	1.07%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$139,723	$145,305	$74,863	$61,548	$50,495		$47,941
Ratio of net expenses to average net assets	1.00%	1.00%	0.98%	1.00%	1.00	%(b)	1.00%
Ratio of net investment income to average net assets	0.59%	0.67%	0.54%	0.46%	0.99	%(b)	0.58%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.05%	1.04%	0.98%	0.98%	1.02	%(b)	1.03%
Portfolio turnover rate	38.33%	18.46%	19.34%	23.22%	14.53	%(a)	21.02%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (98.8%)
Communication Services (2.8%)
Interpublic Group of Cos., Inc.	158,654	3,731,542
Omnicom Group, Inc.	40,589	2,531,536
		6,263,078
Consumer Discretionary (9.8%)
Carter’s, Inc.	31,083	2,923,978
Choice Hotels International, Inc.	15,345	1,637,772
Columbia Sportswear Co.	27,134	2,370,969
Dorman Products, Inc. (a)	29,392	2,551,813
Service Corporation International	71,268	3,499,259
Texas Roadhouse, Inc.	29,803	2,329,402
TopBuild Corp. (a)	6,922	1,274,202
Tractor Supply Co.	16,941	2,381,566
Williams Sonoma, Inc.	31,367	3,194,415
		22,163,376
Consumer Staples (4.4%)
Flowers Foods, Inc.	112,987	2,556,896
Lamb Weston Holdings, Inc.	22,776	1,793,382
Lancaster Colony Corp.	10,365	1,904,361
The JM Smucker Co.	31,774	3,673,075
		9,927,714
Energy (1.7%)
Baker Hughes Co.	97,148	2,025,536
Helmerich & Payne, Inc.	75,832	1,756,269
		3,781,805
Financials (13.8%)
American Financial Group, Inc.	21,160	1,854,039
Brown & Brown, Inc.	43,067	2,041,807
CBOE Global Markets, Inc.	23,888	2,224,451
Cohen & Steers, Inc.	30,682	2,279,673
East West Bancorp, Inc.	45,510	2,307,812
FactSet Research Systems, Inc.	8,949	2,975,543
M&T Bank Corp.	36,681	4,669,491
SEI Investments Co.	80,535	4,628,345
Signature Bank	20,401	2,760,051
SVB Financial Group (a)	9,126	3,539,337
UMB Financial Corp.	26,718	1,843,275
		31,123,824
Health Care (18.3%)
Charles River Laboratories International, Inc. (a)	17,563	4,388,291
Chemed Corp.	6,790	3,616,422
Dentsply Sirona, Inc.	32,548	1,704,213
Henry Schein, Inc. (a)	23,315	1,558,841
Hill-Rom Holdings, Inc.	34,849	3,414,157
Masimo Corp. (a)	5,901	1,583,710
Medpace Holdings, Inc. (a)	37,141	5,170,027
PerkinElmer, Inc.	34,173	4,903,826
Steris PLC	24,921	4,723,526
The Cooper Companies., Inc.	13,812	5,018,177
Waters Corp. (a)	21,880	5,413,550
		41,494,740
Industrials (13.3%)
AO Smith Corp.	49,751	2,727,350
Applied Industrial Technologies, Inc.	32,739	2,553,315
C.H. Robinson Worldwide, Inc.	19,534	1,833,657
Donaldson Co., Inc.	56,687	3,167,670
Expeditors International of Washington, Inc.	34,771	3,307,069
Hubbell, Inc.	26,365	4,133,768
Lincoln Electric Holdings, Inc.	23,324	2,711,415
Masco Corp.	46,695	2,564,956
Nordson Corp.	9,243	1,857,381
The Middleby Corp. (a)	17,064	2,199,891
UniFirst Corp.	14,488	3,066,965
		30,123,437
Information Technology (17.3%)
Akamai Technologies, Inc. (a)	31,656	3,323,563
Amdocs Ltd.	21,160	1,500,879
Aspen Technology, Inc. (a)	33,111	4,312,708
Broadridge Finance Solutions, Inc.	15,673	2,401,104
CDK Global, Inc.	37,998	1,969,436
Citrix Systems, Inc.	35,789	4,656,148
Dolby Laboratories, Inc., Class A	26,287	2,553,256
F5 Networks, Inc. (a)	16,422	2,889,287
IPG Photonics Corp. (a)	18,809	4,209,266
Jack Henry & Associates, Inc.	9,596	1,554,456
Manhattan Associates, Inc. (a)	34,066	3,583,062
NetApp, Inc.	41,669	2,760,155
Progress Software Corp.	78,836	3,562,599
		39,275,919
Materials (6.2%)
AptarGroup, Inc.	22,556	3,087,691
Avery Dennison Corp.	21,488	3,333,003
Packaging Corporation of America	23,804	3,282,810
RPM International, Inc.	47,067	4,272,742
		13,976,246
Real Estate (6.6%)
Camden Property Trust	23,520	2,350,118
CoreSite Realty Corp.	22,237	2,785,851
CubeSmart	46,695	1,569,419
CyrusOne, Inc.	17,852	1,305,874
Jones Lang LaSalle, Inc. (a)	24,294	3,604,501
Lamar Advertising Co., Class A	25,861	2,152,152
STAG Industrial, Inc.	33,968	1,063,878
		14,831,793
Utilities (4.6%)
Atmos Energy Corp.	44,276	4,225,259
New Jersey Resources Corp.	48,008	1,706,684
ONE Gas, Inc.	57,907	4,445,520
		10,377,463
TOTAL COMMON STOCKS (Cost $174,619,714)		223,339,395

Investment Companies (1.2%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	2,752,352	2,752,352
TOTAL INVESTMENT COMPANIES (Cost $2,752,352)		2,752,352

Total Investments (Cost $177,372,066) — 100.0% (c)		226,091,747
Liabilities in excess of other assets — 0.0%		(16,610)
NET ASSETS — 100.0%		$ 226,075,137

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $177,372,066)	$226,091,747
Dividends receivable	229,007
Receivable for capital shares issued	72,073
Prepaid expenses	14,681
Total Assets	226,407,508
Liabilities:
Payable for capital shares redeemed	194,089
Accrued expenses and other liabilities:
Investment adviser	109,451
Administration and accounting	8,595
Chief compliance officer	1,071
Custodian	1,447
Transfer agent	2,935
Trustee	2,768
Other	12,015
Total Liabilities	332,371
Net Assets	$226,075,137
Composition of Net Assets:
Paid in capital	$180,657,670
Total distributable earnings/(loss)	45,417,467
Net Assets	$226,075,137
Shares outstanding (par value $0.01, unlimited number of shares authorized)	11,753,606
Net Asset Value, Offering Price and Redemption price per share	$19.23

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Dividends	$2,617,462
Total Investment Income	2,617,462
Expenses:
Investment adviser	1,201,015
Administration and accounting	90,135
Chief compliance officer	11,630
Custodian	22,537
Transfer agency	35,786
Trustee	10,508
Interest fees	152
Other	81,719
Total expenses before fee reductions	1,453,482
Fees contractually reduced by the investment adviser	(251,750)
Net Expenses	1,201,732
Net Investment Income	1,415,730
Net Realized/Unrealized Gains (Losses) from
Investments:
Net realized (losses) from investment transactions	(3,117,108)
Net realized gains from redemptions in-kind	4,664
Change in unrealized appreciation/depreciation on
investments	32,345,630
Net realized/unrealized gains (losses) on investments	29,233,186
Change in Net Assets Resulting from Operations	$30,648,916

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$1,415,730	$743,711
Net realized gains/(losses) from investment transactions	(3,112,444)	2,407,151
Change in unrealized appreciation/depreciation on investments	32,345,630	16,700,103
Change in Net Assets Resulting from Operations	30,648,916	19,850,965
Distributions to shareholders:
Total Distributions	(1,697,179)	(3,234,772)
Return of capital	(46,102)	—
Change in Net Assets Resulting from distributions to shareholders	(1,743,281)	(3,234,772)
Capital Share Transactions:
Proceeds from shares issued	114,366,780	43,659,409
Dividends reinvested	1,716,616	3,166,407
Cost of shares redeemed	(40,626,345)	(11,365,725)
Cost of in-kind shares redeemed (a)	(4,663,238)	—
Change in Net Assets Resulting from Capital Share Transactions	70,793,813	35,460,091
Change in Net Assets	99,699,448	52,076,284
Net Assets:
Beginning of period	126,375,689	74,299,405
End of period	$226,075,137	$126,375,689
Share Transactions:
Issued	7,221,313	2,472,566
Reinvested	89,828	181,041
Redeemed	(2,372,199)	(672,234)
Redeemed in-kind (a)	(244,533)	—
Change in shares	4,694,409	1,981,373

(a)       See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year	For the year	For the nine months		For the year
	ended		ended	ended	ended	ended		ended
	December		December	December	December	December		March 31,
	31, 2020		31, 2019	31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$17.90		$14.63	$15.79	$13.48	$12.49		$13.72
Investment Activities:
Operations:
Net investment income	0.12		0.14	0.11	0.07	0.13		0.06
Net realized/unrealized gains (losses) from investments	1.36		3.76	(0.98)	2.41	1.72		(0.41)
Total from investment activities	1.48		3.90	(0.87)	2.48	1.85		(0.35)
Dividends:
Net investment income	(0.13)		(0.12)	(0.12)	(0.08)	(0.15)		(0.04)
Net realized gains from investments	(0.02)		(0.51)	(0.17)	(0.09)	(0.71)		(0.84)
Return of capital	—		—	—	—	—		—
Total dividends	(0.15)		(0.63)	(0.29)	(0.17)	(0.86)		(0.88)
Net Asset Value, End of Period	$19.23		$17.90	$14.63	$15.79	$13.48		$12.49
Total Return	8.26%		26.74%	(5.62)%	18.39%	14.67	%(a)	(2.34)%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$226,075		$126,376	$74,299	$56,443	$6,510		$5,589
Ratio of net expenses to average net assets	0.75%		0.75%	0.75%	0.75%	0.75	%(b)	0.79	%(c)
Ratio of net investment income to average net assets	0.89%		0.85%	0.77%	0.85%	1.31	%(b)	0.49%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (d)	0.91%		0.95%	0.98%	1.04%	1.61	%(b)	1.73%
Portfolio turnover rate	51.26	%(e)	24.08%	14.98%	37.44%	22.69	%(a)	50.15%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	The net expense ratio shown for the period presented represents the blended ratio of the current expense limit in effect as of June 1, 2015 and the higher expense limit in effect prior to that date.

(d)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

(e)	Excludes impact of in-kind transactions.

Amounts designated as “-” are $0.00 or have been rounded to $0.00.

See Notes to Financial Statements

Read our 2020 Annual ESG Impact Report online

We invite you to read our Annual ESG Impact Report online, which provides an in-depth view of the ways in which Boston Trust Walden Company promotes business sustainability and achieve impact on behalf of clients.

The report can be found at: www.bostontrustwalden.com/insights/annual-esg-impact-report-2020/

Included in this report:

Boston Trust Walden Balanced Fund

(formerly known as the Walden Balanced Fund)

Boston Trust Walden Equity Fund

(formerly known as the Walden Equity Fund)

December 31, 2020

William H. Apfel, CFA

Portfolio Manager

Boston Trust Walden Inc.

Balanced Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Boston Trust Walden Balanced Fund and the Boston Trust Walden Equity Fund returned 8.26% and 13.28%, respectively for the 12-month period ended December 31, 2020. The relevant market indices, the S&P 500 Index and the Bloomberg Barclays Government/Credit Bond Index, returned 18.40% and 8.93%, respectively, for the year. Both Funds’ equity segments underperformed the S&P 500 Index benchmark, and the Balanced Fund’s fixed income segment underperformed the bond benchmark as well. The Balanced Fund’s relative returns were further negatively impacted by asset allocation. To begin the year, the Balanced Fund’s equity allocation was at the upper end of its range, a stance that had positively aided the Balanced Fund’s returns for much of the last decade. However, as the pandemic caused stocks to sell off sharply in February and March, this significantly detracted from the Balanced Fund’s performance. Though asset allocation decisions in the latter parts of the year were additive, asset allocation on balance was a detractor relative to a static blended benchmark.

That the S&P 500 Index rose more than 18% in 2020 is a remarkable outcome in its own right, but it is more striking when considering the Index declined by one third during the year’s first quarter. Investor confidence oscillated throughout the year, highlighting the tension between economic uncertainty, above average valuations, fiscal and monetary policy intervention, and already low interest rates. The Funds’ relative equity performance tended to follow the shifts in investors’ attitude toward risk, albeit with a more muted degree of protection compared to previous downturns given the unique nature of the pandemic.

According to our analysis of full year returns, the stocks of businesses that had, on average, track records of good fundamental performance regardless of economic conditions fared moderately better on average than their lower quality counterparts. Furthermore, for much of the year the market was especially focused on companies perceived to be capable of delivering improving growth rates, regardless of the challenges presented by the pandemic.

In contrast, our valuation discipline proved to be a substantial headwind for much of 2020, a challenge that was most pronounced in the earlier stages of the recovery from the March market lows. Through much of the spring, investor sentiment seemed to entail a near total suspension of the normal concern regarding extreme valuations. As 2020 neared its end, there was some evidence that valuation was again getting its due consideration. Whether that was exclusively related to optimism about more cyclical parts of the economy or a renewed sensitivity to risk management remains to be seen.

At the sector level, positions in technology and consumer discretionary detracted most from relative results, with a pronounced headwind due to our valuation discipline. Meanwhile, industrial sector holdings contributed positively, as did the absence of investments in the real estate sector.

Outlook

After gaining 55% in value over the last two years, stocks are no longer cheap. But current prices, in our view, still allow for further appreciation. With continued support from the Fed and Congress, and a vast pool of pent up consumer demand, prospects for the economy appear bright. We anticipate that corporate profits will rise substantially in 2021. This includes continued momentum for those companies who either benefited from or were unaffected by the stay-at-home policies, and a rebound for the more economically sensitive companies that saw sharp declines in earnings in 2020. Accordingly, we favor stocks. We remain steadfast in identifying financially strong companies with sustainable business models and reasonable valuations. These stocks should participate in the above tailwinds, but also provide a measure of protection relative to those with riskier businesses and/or shares that imply an unsustainable level of future growth.

Alternatives to stocks have limited appeal. Courtesy of the Fed’s actions, yields on cash and money market funds are effectively zero. Longer dated bonds aren’t much better with the 10-year US Treasury yielding roughly 1%. (Indeed, so-called “real” bond yields – the amount earned after subtracting anticipated inflation – are negative!) But even at these levels, bonds still have a place in the Balanced Fund. Even under the most optimistic forecasts, the path toward full economic recovery is unlikely to be smooth. Stock prices will be volatile, subject to changes in sentiment as well as economic conditions. In contrast, high quality bonds should provide some ballast to the Balanced Fund’s portfolio if equity market conditions worsen. As such, we continue to retain an allocation to bonds.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Walden Balanced Fund
Boston Trust Walden Equity Fund
December 31, 2020

	For the periods ended 12/31/20
	Average Annual Total Returns
							Since
							Inception
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	(06/20/99)
Boston Trust Walden Balanced Fund[1]	8.26%	9.52%	10.48%	9.01%	7.11%	6.05%	6.01%
Boston Trust Walden Equity Fund[1]	13.28%	13.46%	14.55%	12.19%	9.35%	7.73%	7.41%
S&P 500 Index	18.40%	14.18%	15.22%	13.88%	9.88%	7.47%	6.92%
Bloomberg Barclays U.S. Government/Credit Bond Index	8.93%	5.97%	4.98%	4.19%	4.64%	5.01%	5.21%
FTSE 3 Month US T-Bill Index	0.58%	1.56%	1.16%	0.60%	1.16%	1.43%	1.73%

Hypothetical Growth of a $100,000 Investment

The above charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Walden Balanced Fund and Boston Trust Walden Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden Balanced Fund is measured against a combination of equity and fixed income indices. The Boston Trust Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Bond Index is a component of the Bloomberg Barclays U.S. Aggregate Bond Index. The FTSE 3 Month US T-Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Walden Balanced Fund

Fund Net Asset Value:	$21.82
Gross Expense Ratio[1]:	1.02%

Boston Trust Walden Equity Fund

Fund Net Asset Value:	$28.82
Gross Expense Ratio[1]:	1.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from each Fund’s most recent prospectus, dated May 1, 2020. The contractual fee limit under each Fund’s expense limitation agreement is 1.00% of each Fund’s average annual net assets, subject to certain limitations as described in each Fund’s prospectus. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of December 31, 2020 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2021 and may be renewed thereafter.

Boston Trust Walden Midcap Fund

(formerly Known as the Walden Midcap Fund)

December 31, 2020

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Mark Zagata, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“mid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid cap funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The fourth quarter performance capped off a strong year for the Russell Midcap® Index (“Index”), which finished the year 17% higher than where it started in 2020, even with the 27.07% decline in the first quarter. Indeed, from the market trough in late March, the Index advanced nearly 90%. Even though the Boston Trust Walden Midcap Fund outperformed the Index return (-24.05% versus -27.07%) during the first quarter decline, the Fund’s total return of 8.76% for the 12-month period ended December 31, 2020 trailed the Index by a wide margin.

It should perhaps not be surprising that the Fund failed to keep up in the strong market rally of the second, third, and fourth quarters of 2020. In contrast to the fourth quarter where our emphasis on quality and value detracted from results, the Fund’s full year underperformance stemmed primarily from maintaining our valuation discipline. That said, despite the in-line performance of high-quality stocks in general, it is worth highlighting the relative outperformance of loss making entities over profitable peers, which was stunning: loss-makers1 outperformed profitable companies by more than 60%. Loss-making entities also now comprise 10% of Index value. Given the Fund is entirely invested in stocks of profitable companies, avoiding the loss-making cohort explains much of the relative underperformance.

Outlook

Entering 2021, we can point to several reasons for the optimism that propelled Index to new all-time highs in the fourth quarter. Among them included: the success in clinical trials and initial distribution of several Coronavirus (COVID-19) vaccines; continued economic recovery supported by significant monetary and fiscal stimuli; somewhat less political uncertainty following the presidential election; and historically low interest rates. However, we also continue to see risk in the current environment: a surge of COVID-19 case counts that is leading to new restrictions on economic activity; a fragile economic recovery still dependent on monetary and fiscal support; and continuing evidence of speculative activity among investors. We believe valuation risk in the market overall to be elevated.

While we do not seek to gain an edge through market timing, we continue to believe that over the long term stock prices ultimately reflect company fundamentals. We do not believe investors will perpetually favor as a group companies that cannot consistently generate profits or free cash flow and yet trade at elevated valuation multiples of sales. Of course, some of these individual companies will emerge as high-quality industry leaders. However, not all, or even a majority of them will succeed. As such, we continue to emphasize in our research and portfolio management activities those companies that have a demonstrated history of profitability, stability, and growth, have sustainable business models, high quality of earnings, and that are trading at reasonable valuations. As of December 31, 2020, the Fund exhibited strong financial characteristics and a more reasonable valuation profile than the Index. As a result, we continue to believe the Fund may provide favorable risk-adjusted returns over the long term.*

* Portfolio composition is subject to change.

1 Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0

Investment Performance (Unaudited)	Boston Trust Walden Midcap Fund
December 31, 2020

	For the periods ended 12/31/20
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(08/1/11)
Boston Trust Walden Midcap Fund	8.76%	10.42%	12.55%	11.59%
Russell Midcap® Index	17.10%	11.61%	13.40%	13.54%

Hypothetical Growth of a $100,000 Investment

The above chart represents a hypothetical $100,000 investment in the Boston Trust Walden Midcap Fund from August 1, 2011 to December 31, 2020, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$19.71
Gross Expense Ratio[1]:	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2020. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Additional information pertaining to the Fund’s expense ratio as of December 31, 2020 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2021 and may be renewed thereafter.

Boston Trust Walden SMID Cap Fund

(formerly known as the Walden SMID Cap Fund)

December 31, 2020

Kenneth P. Scott, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Leanne Moore

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small and middle capitalization (“smid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Smid cap companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The fourth quarter performance capped off a year of superlatives for the Russell 2500™ Index (“Index”), which finished the year 20% higher than where it started in 2020, despite the 29.72% decline in the first quarter. Indeed, from the market trough in late March, the Index doubled in value. Even with the outperformance of the Fund during the first quarter drawdown (-25.03% versus -29.72%), the Fund’s total return of 9.13% for the 12-month period ended December 31, 2020 underperformed the Index by a wide margin.

It should perhaps not be surprising that the Fund failed to keep up in the strong market rally of the second, third, and fourth quarters of 2020. But to reiterate a theme consistent throughout the year, the underperformance was largely due to style: stocks of higher quality companies, particularly the more reasonably valued cohort, underperformed the overall index by a wide margin, and the Fund performed similarly. The performance gap between stocks of profitable and unprofitable companies was stunning: loss-makers1 outperformed by more than 65%. Loss-making entities also now comprise 18% of the index’s value. Given the Fund is entirely invested in stocks of profitable companies, the “allocation” effect of avoiding the loss-making cohort presented headwinds too strong to overcome, even with execution of our approach that was consistent with expectations.

Outlook

Entering 2021, we can point to several reasons for the optimism that has propelled the Index to new all-time highs in the fourth quarter. Among them included: the success in clinical trials and initial distribution of several Coronavirus (COVID-19) vaccines; continued economic recovery; somewhat less political uncertainty following the U.S. presidential election; and historically low interest rates. However, we also continue to see some risks in the current environment: a new surge of COVID-19 case counts that is leading to new restrictions on economic activity; a fragile economic recovery still dependent on monetary and fiscal support; and continuing evidence of speculative activity among investors. We believe valuation risk in the market overall to be elevated.

While we do not seek to gain an edge through market timing, we continue to believe that over the long term stock prices ultimately reflect company fundamentals. We do not believe investors will perpetually favor as a group companies that cannot consistently generate profits or free cash flow and yet trade at elevated valuation multiples of sales. Of course, some of these individual companies will emerge as high-quality industry leaders. However, not all, or even a majority of them will succeed. As such, we continue to emphasize in our research and portfolio management activities those companies that have a demonstrated history of profitability, stability, and growth, have sustainable business models, high quality of earnings, and that are trading at reasonable valuations. As of December 31, 2020, the Fund exhibited strong financial characteristics and a more reasonable valuation profile than the Index. As a result, we continue to believe the Fund may provide favorable risk-adjusted returns over the long term.*

* Portfolio composition is subject to change.

 1 Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0.

Investment Performance (Unaudited)	Boston Trust Walden SMID Cap Fund
December 31, 2020

	For the periods ended 12/31/20
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(06/28/12)
Boston Trust Walden SMID Cap Fund[1]	9.13%	9.12%	12.79%	12.16%
Russell 2500TM Index	19.99%	11.33%	13.64%	13.24%

Hypothetical Growth of a $100,000 Investment

The above chart represents a hypothetical $100,000 investment in the Boston Trust Walden SMID Cap Fund from June 28, 2012 to December 31, 2020, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$19.40
Gross Expense Ratio[1]:	1.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2020. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2020 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2021 and may be renewed thereafter.

Boston Trust Walden Small Cap Fund

December 31, 2020

Kenneth P. Scott, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Leanne Moore

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization (“small cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small cap funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The fourth quarter performance capped off a year of superlatives for the Russell 2000® Index (“Index”), which finished the year 20% higher than where it started in 2020, despite the 30.61% decline in the first quarter. Indeed, from the market trough in late March, the Index doubled in value. Even with the outperformance of the Fund during the first quarter drawdown (-26.16% versus -30.61%), the Fund’s total return of 8.17% for the 12-month period ended December 31, 2020 underperformed the Index by a wide margin.

It should perhaps not be surprising that the Fund failed to keep up in the strong market rally of the second, third, and fourth quarters. But to reiterate a theme consistent throughout the year, the underperformance was largely due to style: stocks of higher quality companies, particularly the more reasonably valued cohort, underperformed the overall index by a wide margin, and the Fund performed similarly. The performance divide between stocks of profitable and unprofitable companies was stunning: loss-makers1 outperformed by more than 50%. Loss-making entities now comprise 23% of the Index’s value. Given the Fund is entirely invested in stocks of profitable companies, the “allocation” effect of avoiding the loss-making cohort presented headwinds too strong to overcome, even with execution of our approach that was consistent with expectations.

Outlook

Entering 2021, we can point to several reasons for the optimism that have propelled the Index to new all-time highs in the fourth quarter. Among them included: the success in clinical trials and initial distribution of several Coronavirus (COVID-19) vaccines; continued economic recovery; somewhat less political uncertainty following the presidential election; and historically low interest rates. However, we also continue to see risk in the current environment: a new surge of COVID-19 case counts that is leading to new restrictions on economic activity; a fragile economic recovery still dependent on monetary and fiscal support; and continuing evidence of speculative activity among investors. We believe valuation risk in the market overall to be elevated.

While we do not seek to gain an edge through market timing, we continue to believe that over the long term stock prices ultimately reflect company fundamentals. We do not believe investors will perpetually favor, as a group, companies that cannot consistently generate profits or free cash flow and yet trade at elevated valuation multiples of sales. Of course, some of these individual companies will emerge as high-quality industry leaders. However, not all, or even a majority of them will succeed. As such, we continue to emphasize in our research and portfolio management activities those companies that have a demonstrated history of profitability, stability, and growth, have sustainable business models, high quality of earnings, and that are trading at reasonable valuations. As of December 31, 2020, the Fund exhibits strong financial characteristics and a more reasonable valuation profile than the Index. As a result, we continue to believe the strategy may provide favorable risk-adjusted returns over the long term.*

* Portfolio composition is subject to change.

1 Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0.

Investment Performance (Unaudited)	Boston Trust Walden Small Cap Fund
December 31, 2020

	For the periods ended 12/31/20
	Average Annual Total Returns
						Since
						Inception
	1 Year	3 Years	5 Years	10 Years	15 Years	(12/31/94)
Boston Trust Walden Small Cap Fund[1]	8.17%	9.71%	12.82%	9.93%	9.32%	10.90%
Russell 2000® Index	19.96%	10.25%	13.26%	11.20%	8.91%	9.74%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Walden Small Cap Fund and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.31
Gross Expense Ratio[1]:	1.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2020. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2020 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2021 and may be renewed thereafter.

Boston Trust Walden International Equity Fund

(formerly known as the Walden International Equity Fund)

December 31, 2020

William H. Apfel, CFA

Lead Portfolio Manager

Nathaniel J. Riley, CFA

Portfolio Manager

David A. Sandell, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Investment Concerns

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2020, the Boston Trust Walden International Equity Fund posted a total return of 7.16%. The Fund’s return trailed that of its primary benchmark, the MSCI World ex-USA Index (net) (“Index”), which posted a return of 7.59% for the year.

Global equity markets declined sharply in the first quarter of 2020 as economies slowed when the Coronavirus (COVID-19) pandemic took hold and government policies, along with fear of contagion, compelled people to stay home as much as possible. This led to lower spending on the part of consumers and businesses, and corporate earnings estimates for the year declined. Deterioration in fundamentals and rising volatility in financial markets led many investors to sell stocks; at its trough on March 23, 2020, the Index was down 34.21% year-to-date.

Governments around the globe answered with fiscal and monetary policy moves that quickly reversed the rout in financial markets. As the pandemic waned in the summer, economic activity in many parts of the world increased to near-normal levels, and stocks rose commensurately. In the fall, COVID-19 cases increased in many developed markets, but promising vaccine results and their initial rollout, along with continued government support of economies around the globe, propelled the equity market ever-higher through the remainder of the year.

Certain market segments fared better than others did. Most geographies performed well; of the 22 countries represented in the Index, all but six achieved a positive return for 2020. Of the decliners, most were smaller and less diversified equity markets; the only one of significant size was the UK, which grappled with the effects of an impending Brexit and a worse pandemic than many other countries. Most sectors also posted positive returns for the year, though there was a notable gap between the best performers and the worst. Certain sectors, like Information Technology, benefited from the stay-at-home lifestyle, while others, like Energy, suffered from lower use of their products worldwide.

Turning to other market factors, quality was a slight tailwind for the year. Stocks that appear to be high quality, as measured by the Adviser’s proprietary quality metric, outperformed lower quality stocks for the year. All the outperformance came in the first quarter as more stable companies with lower levels of debt were rewarded during the economic and market downturn; during the following nine months of the year higher quality stocks underperformed slightly. The Fund was overweight higher quality stocks relative to its benchmark throughout 2020, so this provided a modest performance benefit.

Expensive stocks, as measured by the Adviser’s proprietary valuation metric, outperformed the broader market for the year. This negatively affected the Fund’s performance, as it was underweight that segment of the market. This was offset, however, by an underweight position in the cheapest stocks relative to its benchmark, which underperformed the market during the year.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Walden International Equity Fund
December 31, 2020

	For the periods ended 12/31/20
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(06/9/15)
Boston Trust Walden International Equity Fund	7.16%	5.10%	6.95%	5.26%
MSCI World ex-USA Index (Net)	7.59%	4.22%	7.64%	5.26%
FTSE All-World Developed ex-US Index	10.24%	5.12%	8.69%	6.31%

Hypothetical Growth of a $1,000,000 Investment

The above chart represents a hypothetical $1,000,000 investment in the Boston Trust Walden International Equity Fund from June 9, 2015 to December 31, 2020, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden International Equity Fund is measured against the MSCI World ex-USA Index, which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the United States) and the FTSE All World Developed ex-US Index, which represents the largest securities in developed countries equity markets (excluding the United States) based on all investable equity securities. Index returns reflect neither the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$12.29
Gross Expense Ratio[1]:	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

1 The Gross Expense Ratio is from the Fund’s prospectus, dated May 1, 2020. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2020 can be found in the financial highlights included in this report.

Schedule of Portfolio Investments	Boston Trust Walden Balanced Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (68.0%)
Communication Services (7.3%)
Alphabet, Inc., Class A (a)	1,000	1,752,640
Alphabet, Inc., Class C (a)	2,450	4,292,106
Charter Communications, Inc., Class A (a)	2,445	1,617,490
Comcast Corp., Class A	26,000	1,362,400
Electronic Arts, Inc.	7,000	1,005,200
The Walt Disney Co. (a)	8,500	1,540,030
Verizon Communications, Inc.	22,000	1,292,500
		12,862,366
Consumer Discretionary (6.4%)
AutoZone, Inc. (a)	800	948,352
Dollar General Corp.	7,000	1,472,100
Lowe’s Cos., Inc.	4,500	722,295
McDonald’s Corp.	5,500	1,180,190
NIKE, Inc., Class B	17,000	2,404,990
Ross Stores, Inc.	13,000	1,596,530
Starbucks Corp.	18,000	1,925,640
The Home Depot, Inc.	4,000	1,062,480
		11,312,577
Consumer Staples (5.3%)
Church & Dwight Co., Inc.	6,000	523,380
Colgate-Palmolive Co.	15,000	1,282,650
Costco Wholesale Corp.	6,500	2,449,070
Estee Lauder Cos., Inc., Class A	6,000	1,597,140
PepsiCo, Inc.	12,000	1,779,600
Procter & Gamble Co. (The)	6,000	834,840
The Hershey Co.	6,500	990,145
		9,456,825
Energy (1.1%)
ConocoPhillips	49,000	1,959,510
		1,959,510
Financials (7.9%)
American Express Co.	11,000	1,330,010
Chubb Ltd.	6,500	1,000,480
Cincinnati Financial Corp.	13,500	1,179,495
Commerce Bancshares, Inc.	11,550	758,835
JPMorgan Chase & Co.	20,000	2,541,400
Moody’s Corp.	2,500	725,600
Northern Trust Corp.	20,000	1,862,800
PNC Financial Services Group, Inc.	11,500	1,713,500
T. Rowe Price Group, Inc.	10,000	1,513,900
U.S. Bancorp	30,500	1,420,995
		14,047,015
Health Care (10.7%)
Amgen, Inc.	4,000	919,680
Becton, Dickinson & Co.	7,250	1,814,095
Cerner Corp.	11,000	863,280
Danaher Corp.	4,500	999,630
Intuitive Surgical, Inc. (a)	1,700	1,390,770
Johnson & Johnson	8,250	1,298,385
Medtronic PLC	17,000	1,991,380
Merck & Co., Inc.	15,000	1,227,000
Mettler-Toledo International, Inc. (a)	1,400	1,595,552
Stryker Corp.	9,250	2,266,620
The Cooper Companies., Inc.	2,600	944,632
UnitedHealth Group, Inc.	6,750	2,367,090
Waters Corp. (a)	5,500	1,360,810
		19,038,924
Industrials (7.6%)
3M Co.	8,500	1,485,715
Cummins, Inc.	5,500	1,249,050
Deere & Co.	6,000	1,614,300
Donaldson Co., Inc.	22,000	1,229,360
Hubbell, Inc.	9,500	1,489,505
Illinois Tool Works, Inc.	5,000	1,019,400
Lincoln Electric Holdings, Inc.	5,000	581,250
Union Pacific Corp.	9,500	1,978,090
United Parcel Service, Inc., Class B	9,500	1,599,800
W.W. Grainger, Inc.	3,000	1,225,020
		13,471,490
Information Technology (17.9%)
Accenture PLC, Class A	12,000	3,134,520
Akamai Technologies, Inc. (a)	9,500	997,405
Analog Devices, Inc.	7,500	1,107,975
Apple, Inc.	66,000	8,757,540
Automatic Data Processing, Inc.	13,000	2,290,600
Cisco Systems, Inc.	39,000	1,745,250
Intel Corp.	25,000	1,245,500
Intuit, Inc.	2,000	759,700
Microsoft Corp.	30,000	6,672,601
Oracle Corp.	32,000	2,070,080
Visa, Inc., Class A	13,500	2,952,855
		31,734,026
Materials (2.2%)
Air Products & Chemicals, Inc.	5,000	1,366,100
AptarGroup, Inc.	10,500	1,437,345
PPG Industries, Inc.	8,000	1,153,760
		3,957,205
Utilities (1.6%)
Atmos Energy Corp.	8,000	763,440
Eversource Energy	24,000	2,076,240
		2,839,680
TOTAL COMMON STOCKS (Cost $53,525,965)		120,679,618

	Principal
	Amount ($)
Certificate of Deposit (0.1%)
Certificate of Deposit (0.1%)
Self-Help Federal Credit Union, 1.90%, 12/20/21 (b)	200,000	203,625
TOTAL CERTIFICATE OF DEPOSIT (Cost $200,000)		203,625
Corporate Bonds (4.1%)
Communication Services (0.3%)
Comcast Corp., 3.30%, 4/1/27, Callable 2/1/27 @ 100	250,000	284,590
Comcast Corp., 3.95%, 10/15/25, Callable 8/15/25 @ 100	250,000	287,404
		571,994
Consumer Discretionary (0.5%)
NIKE, Inc., 2.75%, 3/27/27, Callable 1/27/27 @ 100	500,000	553,729

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Balanced Fund December 31, 2020

	Principal
Security Description	Amount ($)	Fair Value ($)
Corporate Bonds, Continued
Consumer Discretionary, continued
Starbucks Corp., 2.45%, 6/15/26, Callable 3/15/26 @ 100	350,000	378,465
		932,194
Financials (0.8%)
American Express Co., 2.65%, 12/2/22	287,000	299,666
John Deere Capital Corp., 2.80%, 7/18/29	350,000	390,209
John Deere Capital Corp., 2.95%, 4/1/22, MTN	150,000	155,026
JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	500,000	555,005
		1,399,906
Health Care (0.6%)
Abbott Laboratories, 2.95%, 3/15/25, Callable 12/15/24 @ 100	100,000	109,784
Healthcare Corp., 1.15%, 6/15/25, Callable 5/15/25 @ 100	100,000	102,099
Kaiser Foundation Hospitals, 3.15%, 5/1/27, Callable 2/1/27 @ 100	250,000	282,731
Merck & Co., Inc., 3.88%, 1/15/21	150,000	150,101
Pfizer, Inc., 3.40%, 5/15/24	100,000	109,997
Stryker Corp., 3.50%, 3/15/26, Callable 12/15/25 @ 100	300,000	339,335
		1,094,047
Industrials (0.6%)
3M Co., 3.00%, 8/7/25	250,000	277,770
Emerson Electric Co., 2.63%, 2/15/23, Callable 11/15/22 @ 100	200,000	208,690
Hubbell, Inc., 3.35%, 3/1/26, Callable 12/1/25 @ 100	145,000	159,578
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	150,000	163,456
Hubbell, Inc., 3.63%, 11/15/22	75,000	79,241
United Parcel Service, Inc., 2.40%, 11/15/26, Callable 8/15/26 @ 100	200,000	218,598
		1,107,333
Information Technology (1.2%)
Apple, Inc., 2.20%, 9/11/29, Callable 6/11/29 @ 100	350,000	378,197
Apple, Inc., 2.85%, 2/23/23, Callable 12/23/22 @ 100	150,000	157,565
Apple, Inc., 3.00%, 6/20/27, Callable 3/20/27 @ 100	200,000	224,167
Mastercard, Inc., 2.95%, 11/21/26, Callable 8/21/26 @ 100	100,000	111,918
Mastercard, Inc., 3.30%, 3/26/27, Callable 1/26/27 @ 100	150,000	171,275
Oracle Corp., 2.50%, 4/1/25, Callable 3/1/25 @ 100	200,000	215,122
Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	300,000	328,518
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	275,000	308,712
		1,895,474
Utilities (0.1%)
Midamerican Energy Co., 3.10%, 5/1/27,Callable 2/1/27 @ 100	200,000	224,514

TOTAL CORPORATE BONDS (Cost $6,770,858)		7,225,462

Municipal Bonds (2.4%)

Georgia (0.2%)
State of Georgia, GO, 1.40%, 8/1/33, Callable 8/1/30 @ 100	350,000	348,688

Hawaii (0.3%)
State of Hawaii, GO, 1.87%, 8/1/33, Callable 8/1/30 @ 100	500,000	507,580

Massachusetts (1.7%)
Commonwealth of Massachusetts, GO, Series D, 3.00%, 5/1/35, Callable 5/1/29 @ 100 (b)	1,150,000	1,301,697
Commonwealth of Massachusetts, GO, Series D, 3.00%, 5/1/36, Callable 5/1/29 @ 100 (b)	1,500,000	1,689,614
		2,991,311
New York (0.1%)
New York State Environmental Facilities Corp., Series C, 1.89%, 7/15/22	190,000	194,180

Wisconsin (0.1%)
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	253,473

TOTAL MUNICIPAL BONDS (Cost $4,034,411)		4,295,232

U.S. Government & U.S. Government Agency Obligations (23.4%)

Federal Farm Credit Bank (0.8%)
2.60%, 10/6/22	150,000	156,485
2.75%, 7/16/27	250,000	282,379
2.85%, 3/2/28	750,000	857,512
		1,296,376
Federal Home Loan Bank (3.6%)
2.13%, 3/10/23	1,000,000	1,043,455
2.50%, 3/11/22	200,000	205,685
2.88%, 6/14/24	1,000,000	1,091,932
2.88%, 9/13/24	1,000,000	1,097,071
3.25%, 6/9/23	850,000	913,146
5.25%, 8/15/22	1,000,000	1,082,638
5.50%, 7/15/36	700,000	1,082,734
		6,516,661
Federal National Mortgage Association (3.4%)
1.88%, 9/24/26	1,000,000	1,081,840
2.13%, 4/24/26	1,250,000	1,362,561
2.63%, 9/6/24	3,250,000	3,536,019
		5,980,420
Government National Mortgage Association (0.0%) (c)
4.00%, 9/15/40	18,105	19,601
4.00%, 9/15/41	67,915	73,416
6.50%, 5/15/32	1,251	1,389
		94,406

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Balanced Fund December 31, 2020

U.S. Government & U.S. Government Agency Obligations, Continued

	Principal
Security Description	Amount ($)	Fair Value ($)
Housing & Urban Development (0.3%)
2.70%, 8/1/22	491,000	497,892
U.S. Treasury Inflation Index Note (1.0%)
0.25%, 7/15/29	1,017,950	1,153,211
0.75%, 7/15/28	518,660	603,618
		1,756,829
U.S. Treasury Note (14.3%)
0.63%, 8/15/30	1,500,000	1,462,734
1.63%, 8/15/29	5,000,000	5,349,608
1.75%, 5/15/23	2,500,000	2,595,605
2.13%, 11/30/23	2,000,000	2,114,766
2.13%, 5/15/25	3,500,000	3,778,633
2.50%, 2/28/26	750,000	831,621
2.63%, 12/31/23	1,000,000	1,073,516
2.75%, 8/31/23	1,500,000	1,603,594
2.75%, 11/15/23	1,500,000	1,611,797
2.75%, 2/28/25	3,500,000	3,858,545
2.88%, 9/30/23	1,000,000	1,074,453
		25,354,872
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $38,865,939)		41,497,456

Yankee Dollar (0.2%)
Financials (0.2%)
The Toronto-Dominion Bank, 3.50%, 7/19/23, MTN	350,000	378,950
TOTAL YANKEE DOLLAR (Cost $354,212)		378,950

Investment Companies (1.6%)	Shares
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (d)	2,795,394	2,795,394
TOTAL INVESTMENT COMPANIES (Cost $2,795,394)		2,795,394
Total Investments (Cost $106,546,779) — 99.8% (e)		177,075,737
Other assets in excess of liabilities — 0.2%		307,273
NET ASSETS — 100.0%		$177,383,010

(a)	Non-income producing security.

(b)	These securities have been deemed illiquid and represents 1.80% of the Fund’s net assets.

(c)	Represents less than 0.05%.

(d)	Rate disclosed is the seven day yield as of December 31, 2020.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

GO	General Obligation

MTN	Medium Term Note

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Balanced Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $106,546,779)	$177,075,737
Interest and dividends receivable	419,941
Receivable for capital shares issued	23,045
Prepaid expenses	15,560
Total Assets	177,534,283
Liabilities:
Payable for capital shares redeemed	4,355
Accrued expenses and other liabilities:
Investment adviser	110,966
Administration and accounting	7,051
Chief compliance officer	812
Custodian	1,608
Shareholder servicing fees	15,533
Transfer agent	3,096
Trustee	2,194
Other	5,658
Total Liabilities	151,273
Net Assets	$177,383,010
Composition of Net Assets:
Paid in capital	$105,948,728
Total distributable earnings/(loss)	71,434,282
Net Assets	$177,383,010
Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,128,169
Net Asset Value, Offering Price and Redemption price per share	$21.82

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Interest	$1,002,130
Dividends	1,936,774
Total Investment Income	2,938,904
Expenses:
Investment adviser	1,198,883
Administration and accounting	99,005
Chief compliance officer	12,179
Custodian	22,489
Shareholder servicing	178,114
Transfer agency	37,310
Trustee	10,739
Other	73,290
Total expenses before fee reductions	1,632,009
Fees contractually reduced by the investment adviser	(33,272)
Net Expenses	1,598,737
Net Investment Income	1,340,167
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	4,321,388
Change in unrealized appreciation/depreciation on investments	8,652,006
Net realized/unrealized gains (losses) on investments	12,973,394
Change in Net Assets Resulting from Operations	$14,313,561

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Balanced Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$1,340,167	$1,453,834
Net realized gains from investment transactions	4,321,388	1,420,529
Change in unrealized appreciation/depreciation on investments	8,652,006	27,075,874
Change in Net Assets Resulting from Operations	14,313,561	29,950,237
Distributions to shareholders:
Total Distributions	(5,142,308)	(2,514,243)
Change in Net Assets Resulting from distributions to shareholders	(5,142,308)	(2,514,243)
Capital Share Transactions:
Proceeds from shares issued	28,024,694	17,881,885
Dividends reinvested	4,213,462	2,015,907
Cost of shares redeemed	(21,918,263)	(13,937,371)
Change in Net Assets Resulting from Capital Share Transactions	10,319,893	5,960,421
Change in Net Assets	19,491,146	33,396,415
Net Assets:
Beginning of period	157,891,864	124,495,449
End of period	$177,383,010	$157,891,864
Share Transactions:
Issued	1,413,309	943,180
Reinvested	195,884	99,208
Redeemed	(1,088,200)	(732,434)
Change in shares	520,993	309,954

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Balanced Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the nine months		For the year
	ended	ended	ended	ended	ended		ended
	December	December	December	December	December		March 31,
	31, 2020	31, 2019	31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$20.76	$17.06	$17.76	$15.74	$15.32		$15.96
Investment Activities:
Operations:
Net investment income	0.17	0.19	0.19	0.18	0.13		0.20
Net realized/unrealized gains (losses) from
investments	1.54	3.85	(0.52)	2.16	0.77		0.27
Total from investment activities	1.71	4.04	(0.33)	2.34	0.90		0.47
Dividends:
Net investment income	(0.17)	(0.20)	(0.18)	(0.18)	(0.17)		(0.21)
Net realized gains from investments	(0.48)	(0.14)	(0.19)	(0.14)	(0.31)		(0.90)
Total dividends	(0.65)	(0.34)	(0.37)	(0.32)	(0.48)		(1.11)
Net Asset Value, End of Period	$21.82	$20.76	$17.06	$17.76	$15.74		$15.32
Total Return	8.26%	23.70%	(1.90)%	14.88%	5.87	%(a)	3.10%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$177,383	$157,892	$124,495	$121,356	$101,126		$86,891
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(b)	1.00%
Ratio of net investment income to average net assets	0.84%	1.01%	1.02%	1.08%	1.13	%(b)	1.29%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.02%	1.02%	1.04%	1.03%	1.05	%(b)	1.06%
Portfolio turnover rate	18.73%	12.99%	8.47%	8.40%	10.18	%(a)	15.56%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Equity Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (98.7%)
Communication Services (10.7%)
Alphabet, Inc., Class A (a)	2,700	4,732,128
Alphabet, Inc., Class C (a)	4,700	8,233,836
Charter Communications, Inc., Class A (a)	4,879	3,227,702
Comcast Corp., Class A	66,725	3,496,390
Electronic Arts, Inc.	14,000	2,010,400
The Walt Disney Co. (a)	19,000	3,442,420
Verizon Communications, Inc.	54,500	3,201,875
		28,344,751
Consumer Discretionary (8.4%)
Dollar General Corp.	18,000	3,785,400
McDonald’s Corp.	10,250	2,199,445
NIKE, Inc., Class B	41,000	5,800,270
Ross Stores, Inc.	32,500	3,991,325
Starbucks Corp.	39,000	4,172,220
The Home Depot, Inc.	7,000	1,859,340
The TJX Cos., Inc.	5,000	341,450
		22,149,450
Consumer Staples (8.1%)
Church & Dwight Co., Inc.	9,000	785,070
Colgate-Palmolive Co.	30,000	2,565,300
Costco Wholesale Corp.	16,500	6,216,870
Estee Lauder Cos., Inc., Class A	12,500	3,327,375
PepsiCo, Inc.	30,000	4,449,000
Procter & Gamble Co. (The)	6,500	904,410
The Clorox Co.	5,500	1,110,560
The Hershey Co.	14,000	2,132,620
		21,491,205
Energy (1.2%)
ConocoPhillips	77,000	3,079,230
		3,079,230
Financials (12.0%)
American Express Co.	24,375	2,947,181
Chubb Ltd.	20,000	3,078,400
Cincinnati Financial Corp.	17,550	1,533,344
Discover Financial Services	2,000	181,060
JPMorgan Chase & Co.	45,000	5,718,150
M&T Bank Corp.	5,000	636,500
Marsh & McLennan Cos., Inc.	17,000	1,989,000
Moody’s Corp.	5,000	1,451,200
Northern Trust Corp.	40,500	3,772,170
PNC Financial Services Group, Inc.	29,500	4,395,500
T. Rowe Price Group, Inc.	20,000	3,027,800
U.S. Bancorp	66,000	3,074,940
		31,805,245
Health Care (16.1%)
Amgen, Inc.	7,000	1,609,440
Becton, Dickinson & Co.	16,500	4,128,630
Cerner Corp.	22,000	1,726,560
Danaher Corp.	11,000	2,443,540
Dentsply Sirona, Inc.	15,000	785,400
Intuitive Surgical, Inc. (a)	4,000	3,272,400
Johnson & Johnson	18,000	2,832,840
Medtronic PLC	33,000	3,865,620
Merck & Co., Inc.	33,000	2,699,400
Mettler-Toledo International, Inc. (a)	3,000	3,419,040
Stryker Corp.	21,000	5,145,840
The Cooper Companies., Inc.	5,000	1,816,600
UnitedHealth Group, Inc.	17,000	5,961,560
Waters Corp. (a)	11,700	2,894,814
		42,601,684
Industrials (11.1%)
3M Co.	19,500	3,408,405
Cummins, Inc.	11,000	2,498,100
Deere & Co.	13,300	3,578,365
Donaldson Co., Inc.	41,450	2,316,226
Hubbell, Inc.	22,500	3,527,775
Illinois Tool Works, Inc.	15,500	3,160,140
Union Pacific Corp.	23,300	4,851,526
United Parcel Service, Inc., Class B	20,500	3,452,200
W.W. Grainger, Inc.	6,500	2,654,210
		29,446,947
Information Technology (25.9%)
Accenture PLC, Class A	27,000	7,052,670
Akamai Technologies, Inc. (a)	22,000	2,309,780
Analog Devices, Inc.	18,000	2,659,140
Apple, Inc.	145,000	19,240,050
Automatic Data Processing, Inc.	25,850	4,554,770
Cisco Systems, Inc.	74,000	3,311,500
Intel Corp.	42,500	2,117,350
Microsoft Corp.	74,000	16,459,080
Oracle Corp.	60,000	3,881,400
Visa, Inc., Class A	30,000	6,561,900
		68,147,640
Materials (3.0%)
Air Products & Chemicals, Inc.	8,000	2,185,760
AptarGroup, Inc.	26,000	3,559,140
PPG Industries, Inc.	16,000	2,307,520
		8,052,420
Utilities (2.2%)
Atmos Energy Corp.	15,000	1,431,450
Eversource Energy	51,500	4,455,265
		5,886,715
TOTAL COMMON STOCKS (Cost $104,601,594)		261,005,287

Investment Companies (1.2%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	3,267,571	3,267,571
TOTAL INVESTMENT COMPANIES (Cost $3,267,571)		3,267,571

Total Investments (Cost $107,869,165) — 99.9% (c)		264,272,858
Other assets in excess of liabilities — 0.1%		145,269
NET ASSETS — 100.0%		$264,418,127

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $107,869,165)	$264,272,858
Dividends receivable	229,912
Receivable for capital shares issued	171,054
Prepaid expenses	14,908
Total Assets	264,688,732
Liabilities:
Payable for capital shares redeemed	53,102
Accrued expenses and other liabilities:
Investment adviser	157,133
Administration and accounting	9,439
Chief compliance officer	1,166
Custodian	2,171
Shareholder servicing fees	31,823
Transfer agent	3,232
Trustee	3,137
Other	9,402
Total Liabilities	270,605
Net Assets	$264,418,127
Composition of Net Assets:
Paid in capital	$106,724,327
Total distributable earnings/(loss)	157,693,800
Net Assets	$264,418,127
Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,173,301
Net Asset Value, Offering Price and Redemption price per share	$28.82

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Dividends	$4,197,381
Total Investment Income	4,197,381
Expenses:
Investment adviser	1,726,719
Administration and accounting	135,719
Chief compliance officer	17,733
Custodian	32,088
Shareholder servicing	377,651
Transfer agency	39,195
Trustee	15,610
Other	101,361
Total expenses before fee reductions	2,446,076
Fees contractually reduced by the investment adviser	(143,297)
Net Expenses	2,302,779
Net Investment Income	1,894,602
Net Realized/Unrealized Gains (Losses) from
Investments:
Net realized gains from investment transactions	7,022,165
Change in unrealized appreciation/depreciation on
investments	20,925,528
Net realized/unrealized gains (losses) on investments	27,947,693
Change in Net Assets Resulting from Operations	$29,842,295

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$1,894,602	$1,866,744
Net realized gains from investment transactions	7,022,165	7,908,081
Change in unrealized appreciation/depreciation on investments	20,925,528	51,904,859
Change in Net Assets Resulting from Operations	29,842,295	61,679,684
Distributions to shareholders:
Total Distributions	(10,053,152)	(7,360,570)
Change in Net Assets Resulting from distributions to shareholders	(10,053,152)	(7,360,570)
Capital Share Transactions:
Proceeds from shares issued	38,832,045	32,110,753
Dividends reinvested	7,984,924	6,014,991
Cost of shares redeemed	(50,717,437)	(36,513,094)
Change in Net Assets Resulting from Capital Share Transactions	(3,900,468)	1,612,650
Change in Net Assets	15,888,675	55,931,764
Net Assets:
Beginning of period	248,529,452	192,597,688
End of period	$264,418,127	$248,529,452
Share Transactions:
Issued	1,564,906	1,327,796
Reinvested	282,952	233,773
Redeemed	(2,061,965)	(1,509,693)
Change in shares	(214,107)	51,876

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the nine months		For the year
	ended	ended	ended	ended	ended		ended
	December	December	December	December	December		March 31,
	31, 2020	31, 2019	31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$26.47	$20.63	$21.61	$18.82	$17.88		$18.55
Investment Activities:
Operations:
Net investment income	0.21	0.20	0.19	0.20	0.14		0.23
Net realized/unrealized gains (losses) from
investments	3.28	6.44	(0.72)	3.70	1.44		0.29
Total from investment activities	3.49	6.64	(0.53)	3.90	1.58		0.52
Dividends:
Net investment income	(0.21)	(0.20)	(0.18)	(0.20)	(0.18)		(0.24)
Net realized gains from investments	(0.93)	(0.60)	(0.27)	(0.91)	(0.46)		(0.95)
Total dividends	(1.14)	(0.80)	(0.45)	(1.11)	(0.64)		(1.19)
Net Asset Value, End of Period	$28.82	$26.47	$20.63	$21.61	$18.82		$17.88
Total Return	13.28%	32.30%	(2.54)%	20.77%	8.80	%(a)	2.92%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$264,418	$248,529	$192,598	$197,439	$181,830		$164,566
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(b)	1.00%
Ratio of net investment income to average net assets	0.82%	0.83%	0.82%	0.93%	1.00	%(b)	1.21%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.06%	1.07%	1.08%	1.07%	1.09	%(b)	1.10%
Portfolio turnover rate	14.96%	10.57%	6.51%	9.88%	9.94	%(a)	17.78%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Midcap Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (98.8%)
Communication Services (2.8%)
Electronic Arts, Inc.	8,475	1,217,010
Omnicom Group, Inc.	17,400	1,085,238
		2,302,248
Consumer Discretionary (9.8%)
AutoZone, Inc. (a)	850	1,007,624
Carter’s, Inc.	14,600	1,373,422
eBay, Inc.	26,975	1,355,494
Hyatt Hotels Corp., Class A	15,225	1,130,456
O’Reilly Automotive, Inc. (a)	1,925	871,197
Ross Stores, Inc.	11,000	1,350,910
Tractor Supply Co.	7,575	1,064,894
		8,153,997
Consumer Staples (5.3%)
Church & Dwight Co., Inc.	8,700	758,901
Lancaster Colony Corp.	3,575	656,835
Sysco Corp.	11,150	827,999
The Hershey Co.	8,100	1,233,873
The JM Smucker Co.	8,075	933,470
		4,411,078
Energy (1.1%)
Baker Hughes Co.	45,075	939,814
		939,814
Financials (12.4%)
Brown & Brown, Inc.	14,800	701,668
CBOE Global Markets, Inc.	10,350	963,792
Everest Re Group Ltd.	3,250	760,793
FactSet Research Systems, Inc.	4,125	1,371,563
M&T Bank Corp.	10,825	1,378,022
Northern Trust Corp.	15,150	1,411,070
SEI Investments Co.	22,750	1,307,443
Signature Bank	7,050	953,795
T. Rowe Price Group, Inc.	9,350	1,415,496
		10,263,642
Health Care (13.0%)
Agilent Technologies, Inc.	9,700	1,149,353
Cerner Corp.	13,425	1,053,594
Henry Schein, Inc. (a)	11,625	777,248
Hill-Rom Holdings, Inc.	12,700	1,244,219
Mettler-Toledo International, Inc. (a)	715	814,871
Steris PLC	6,625	1,255,702
Teleflex, Inc.	1,950	802,562
The Cooper Companies., Inc.	3,275	1,189,873
Waters Corp. (a)	6,350	1,571,117
Zimmer Biomet Holdings, Inc.	6,225	959,210
		10,817,749
Industrials (15.4%)
AMETEK, Inc.	10,425	1,260,799
AO Smith Corp.	18,650	1,022,393
Cummins, Inc.	4,350	987,885
Donaldson Co., Inc.	22,750	1,271,269
Expeditors International of Washington, Inc.	12,150	1,155,587
Hubbell, Inc.	6,950	1,089,691
Lincoln Electric Holdings, Inc.	8,650	1,005,562
Masco Corp.	13,775	756,661
Nordson Corp.	4,050	813,848
Snap-on, Inc.	5,550	949,827
The Middleby Corp. (a)	5,400	696,168
Verisk Analytics, Inc.	4,200	871,878
W.W. Grainger, Inc.	2,100	857,514
		12,739,082
Information Technology (19.7%)
Akamai Technologies, Inc. (a)	8,425	884,541
Amdocs Ltd.	12,175	863,573
ANSYS, Inc. (a)	2,250	818,550
Aspen Technology, Inc. (a)	10,725	1,396,930
Broadridge Finance Solutions, Inc.	7,075	1,083,890
CDK Global, Inc.	15,100	782,633
Check Point Software Technologies Ltd. (a)	7,450	990,180
Citrix Systems, Inc.	10,025	1,304,253
Cognizant Technology Solutions Corp., Class A	12,525	1,026,424
Dolby Laboratories, Inc., Class A	11,975	1,163,132
F5 Networks, Inc. (a)	7,100	1,249,174
IPG Photonics Corp. (a)	6,075	1,359,524
Paychex, Inc.	21,575	2,010,358
TE Connectivity Ltd.	11,725	1,419,546
		16,352,708
Materials (6.3%)
AptarGroup, Inc.	8,525	1,166,987
Avery Dennison Corp.	10,425	1,617,021
Packaging Corporation of America	9,125	1,258,429
RPM International, Inc.	12,625	1,146,098
		5,188,535
Real Estate (6.0%)
Alexandria Real Estate Equities, Inc.	5,125	913,378
AvalonBay Communities, Inc.	500	80,215
Camden Property Trust	9,525	951,738
CyrusOne, Inc.	9,750	713,213
Jones Lang LaSalle, Inc. (a)	9,100	1,350,167
Realty Income Corp.	15,325	952,754
		4,961,465
Utilities (7.0%)
Atmos Energy Corp.	11,325	1,080,745
Consolidated Edison, Inc.	16,750	1,210,523
Eversource Energy	23,855	2,063,696
ONE Gas, Inc.	18,975	1,456,710
		5,811,674
TOTAL COMMON STOCKS (Cost $55,634,886)		81,941,992

Investment Companies (1.0%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	844,274	844,274
TOTAL INVESTMENT COMPANIES (Cost $844,274)		844,274

Total Investments (Cost $56,479,160) — 99.8% (c)		82,786,266
Other assets in excess of liabilities — 0.2%		161,742
NET ASSETS — 100.0%		$82,948,008

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Midcap Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $56,479,160)	$82,786,266
Dividends receivable	80,829
Receivable for capital shares issued	140,312
Prepaid expenses	7,975
Total Assets	83,015,382
Liabilities:
Payable for capital shares redeemed	28
Accrued expenses and other liabilities:
Investment adviser	51,735
Administration and accounting	3,017
Chief compliance officer	366
Custodian	602
Shareholder servicing fees	4,701
Transfer agent	2,957
Trustee	964
Other	3,004
Total Liabilities	67,374
Net Assets	$82,948,008
Composition of Net Assets:
Paid in capital	$56,130,198
Total distributable earnings/(loss)	26,817,810
Net Assets	$82,948,008
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,208,594
Net Asset Value, Offering Price and Redemption price per share	$19.71

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Dividends	$1,064,875
Less: Foreign tax withholding	(555)
Total Investment Income	1,064,320
Expenses:
Investment adviser	496,850
Administration and accounting	38,981
Chief compliance officer	5,050
Custodian	9,280
Shareholder servicing	48,318
Transfer agency	35,613
Trustee	4,448
Interest fees	109
Other	39,295
Total expenses before fee reductions	677,944
Fees contractually reduced by the investment adviser	(15,213)
Net Expenses	662,731
Net Investment Income	401,589
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,226,292
Change in unrealized appreciation/depreciation on investments	6,162,796
Net realized/unrealized gains (losses) on investments	8,389,088
Change in Net Assets Resulting from Operations	$8,790,677

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Midcap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$401,589	$370,355
Net realized gains from investment transactions	2,226,292	3,543,017
Change in unrealized appreciation/depreciation on investments	6,162,796	9,362,398
Change in Net Assets Resulting from Operations	8,790,677	13,275,770
Distributions to shareholders:
Total Distributions	(2,575,502)	(3,932,964)
Change in Net Assets Resulting from distributions to shareholders	(2,575,502)	(3,932,964)
Capital Share Transactions:
Proceeds from shares issued	25,455,556	10,311,717
Dividends reinvested	2,228,870	3,313,873
Cost of shares redeemed	(13,489,526)	(6,249,705)
Change in Net Assets Resulting from Capital Share Transactions	14,194,900	7,375,885
Change in Net Assets	20,410,075	16,718,691
Net Assets:
Beginning of period	62,537,933	45,819,242
End of period	$82,948,008	$62,537,933
Share Transactions:
Issued	1,548,805	567,958
Reinvested	114,360	181,284
Redeemed	(797,789)	(349,003)
Change in shares	865,376	400,239

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Midcap Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the nine months		For the year
	ended	ended	ended	ended	ended		ended
	December	December	December	December	December		March 31,
	31, 2020	31, 2019	31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$18.71	$15.57	$17.24	$14.90	$14.57		$15.18
Investment Activities:
Operations:
Net investment income	0.10	0.12	0.09	0.07	0.11		0.09
Net realized/unrealized gains (losses) from investments	1.53	4.27	(0.66)	2.85	0.97		0.07
Total from investment activities	1.63	4.39	(0.57)	2.92	1.08		0.16
Dividends:
Net investment income	(0.09)	(0.10)	(0.09)	(0.08)	(0.12)		(0.08)
Net realized gains from investments	(0.54)	(1.15)	(1.01)	(0.50)	(0.63)		(0.69)
Total dividends	(0.63)	(1.25)	(1.10)	(0.58)	(0.75)		(0.77)
Net Asset Value, End of Period	$19.71	$18.71	$15.57	$17.24	$14.90		$14.57
Total Return	8.76%	28.38%	(3.58)%	19.62%	7.36	%(a)	1.27%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$82,948	$62,538	$45,819	$46,562	$39,059		$35,543
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(b)	1.00%
Ratio of net investment income to average net assets	0.61%	0.68%	0.54%	0.45%	0.97	%(b)	0.59%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.02%	1.00%	1.00%	1.01%	1.04	%(b)	1.07%
Portfolio turnover rate	38.28%	23.17%	18.66%	24.85%	12.59	%(a)	20.10%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden SMID Cap Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (98.6%)
Communication Services (3.3%)
Interpublic Group of Cos., Inc.	46,115	1,084,625
Omnicom Group, Inc.	17,025	1,061,849
		2,146,474
Consumer Discretionary (10.2%)
Carter’s, Inc.	8,780	825,934
Choice Hotels International, Inc.	4,365	465,876
Columbia Sportswear Co.	7,175	626,952
Dorman Products, Inc. (a)	8,360	725,815
Texas Roadhouse, Inc.	10,870	849,600
TopBuild Corp. (a)	6,700	1,233,336
Tractor Supply Co.	6,700	941,886
Williams Sonoma, Inc.	9,135	930,308
		6,599,707
Consumer Staples (4.4%)
Flowers Foods, Inc.	33,725	763,197
Lamb Weston Holdings, Inc.	6,475	509,842
Lancaster Colony Corp.	3,015	553,946
The JM Smucker Co.	8,730	1,009,187
		2,836,172
Energy (1.7%)
Baker Hughes Co.	28,070	585,260
Helmerich & Payne, Inc.	22,350	517,626
		1,102,886
Financials (13.9%)
American Financial Group, Inc.	6,175	541,054
Brown & Brown, Inc.	13,135	622,730
CBOE Global Markets, Inc.	6,855	638,338
Cohen & Steers, Inc.	9,030	670,929
East West Bancorp, Inc.	13,690	694,220
FactSet Research Systems, Inc.	2,700	897,750
M&T Bank Corp.	9,890	1,258,997
SEI Investments Co.	22,055	1,267,500
Signature Bank	6,000	811,740
SVB Financial Group (a)	2,700	1,047,141
UMB Financial Corp.	7,805	538,467
		8,988,866
Health Care (16.5%)
Chemed Corp.	2,000	1,065,220
Dentsply Sirona, Inc.	15,300	801,108
Henry Schein, Inc. (a)	6,575	439,605
Hill-Rom Holdings, Inc.	10,225	1,001,743
Masimo Corp. (a)	2,285	613,248
Medpace Holdings, Inc. (a)	10,100	1,405,920
PerkinElmer, Inc.	9,600	1,377,600
Steris PLC	6,600	1,250,964
The Cooper Companies., Inc.	3,675	1,335,201
Waters Corp. (a)	5,600	1,385,552
		10,676,161
Industrials (13.9%)
AO Smith Corp.	14,835	813,255
Applied Industrial Technologies, Inc.	9,590	747,924
C.H. Robinson Worldwide, Inc.	7,415	696,046
Donaldson Co., Inc.	16,875	942,974
Expeditors International of Washington, Inc.	10,200	970,122
Hubbell, Inc.	6,700	1,050,493
Lincoln Electric Holdings, Inc.	6,730	782,363
Masco Corp.	14,115	775,337
Nordson Corp.	2,655	533,522
The Middleby Corp. (a)	4,905	632,353
UniFirst Corp.	4,830	1,022,463
		8,966,852
Information Technology (17.8%)
Akamai Technologies, Inc. (a)	9,200	965,909
Amdocs Ltd.	6,140	435,510
Aspen Technology, Inc. (a)	9,500	1,237,374
Broadridge Finance Solutions, Inc.	4,300	658,760
CDK Global, Inc.	11,120	576,350
Citrix Systems, Inc.	9,800	1,274,979
Dolby Laboratories, Inc., Class A	9,565	929,048
F5 Networks, Inc. (a)	5,600	985,264
IPG Photonics Corp. (a)	5,275	1,180,493
Jack Henry & Associates, Inc.	2,755	446,282
Manhattan Associates, Inc. (a)	9,275	975,545
NetApp, Inc.	12,740	843,898
Progress Software Corp.	23,445	1,059,480
		11,568,892
Materials (5.9%)
AptarGroup, Inc.	6,490	888,416
Avery Dennison Corp.	6,300	977,194
Packaging Corporation of America	5,775	796,430
RPM International, Inc.	12,485	1,133,388
		3,795,428
Real Estate (6.5%)
Camden Property Trust	6,700	669,464
CoreSite Realty Corp.	6,500	814,319
CubeSmart	13,815	464,322
CyrusOne, Inc.	5,225	382,209
Jones Lang LaSalle, Inc. (a)	6,415	951,794
Lamar Advertising Co., Class A	7,555	628,727
STAG Industrial, Inc.	9,915	310,538
		4,221,373
Utilities (4.5%)
Atmos Energy Corp.	12,360	1,179,515
New Jersey Resources Corp.	14,385	511,387
ONE Gas, Inc.	16,105	1,236,380
		2,927,282
TOTAL COMMON STOCKS (Cost $44,050,524)		63,830,093

Investment Companies (1.4%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	878,077	878,077
TOTAL INVESTMENT COMPANIES (Cost $878,077)		878,077

Total Investments (Cost $44,928,601) — 100.0% (c)		64,708,170
Other assets in excess of liabilities — 0.0%		26,233
NET ASSETS — 100.0%		$64,734,403

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Walden SMID Cap Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $44,928,601)	$64,708,170
Dividends receivable	69,148
Receivable for capital shares issued	1,570
Prepaid expenses	9,702
Total Assets	64,788,590
Liabilities:
Payable for capital shares redeemed	233
Accrued expenses and other liabilities:
Investment adviser	41,261
Administration and accounting	2,367
Chief compliance officer	284
Custodian	504
Shareholder servicing fees	3,553
Transfer agent	3,073
Trustee	760
Other	2,152
Total Liabilities	54,187
Net Assets	$64,734,403
Composition of Net Assets:
Paid in capital	$44,534,690
Total distributable earnings/(loss)	20,199,713
Net Assets	$64,734,403
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,337,682
Net Asset Value, Offering Price and Redemption price per share	$19.40

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Dividends	$895,276
Total Investment Income	895,276
Expenses:
Investment adviser	416,412
Administration and accounting	32,981
Chief compliance officer	4,259
Custodian	7,684
Shareholder servicing	42,701
Transfer agency	36,223
Trustee	3,753
Interest fees	54
Other	41,771
Total expenses before fee reductions	585,838
Fees contractually reduced by the investment adviser	(30,484)
Net Expenses	555,354
Net Investment Income	339,922
Net Realized/Unrealized Gains (Losses) from
Investments:
Net realized gains from investment transactions	1,041,519
Change in unrealized appreciation/depreciation on investments	3,152,893
Net realized/unrealized gains (losses) on investments	4,194,412
Change in Net Assets Resulting from Operations	$4,534,334

See Notes to Financial Statements

Financial Statements	Boston Trust Walden SMID Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$339,922	$338,685
Net realized gains from investment transactions	1,041,519	2,742,242
Change in unrealized appreciation/depreciation on investments	3,152,893	9,402,172
Change in Net Assets Resulting from Operations	4,534,334	12,483,099
Distributions to shareholders:
Total Distributions	(1,133,962)	(3,068,662)
Change in Net Assets Resulting from distributions to shareholders	(1,133,962)	(3,068,662)
Capital Share Transactions:
Proceeds from shares issued	10,653,961	8,038,546
Dividends reinvested	805,985	2,312,967
Cost of shares redeemed	(11,707,864)	(5,804,826)
Change in Net Assets Resulting from Capital Share Transactions	(247,918)	4,546,687
Change in Net Assets	3,152,454	13,961,124
Net Assets:
Beginning of period	61,581,949	47,620,825
End of period	$64,734,403	$61,581,949
Share Transactions:
Issued	628,131	459,149
Reinvested	41,782	130,529
Redeemed	(734,546)	(337,040)
Change in shares	(64,633)	252,638

See Notes to Financial Statements

Financial Statements	Boston Trust Walden SMID Cap Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the nine months		For the year
	ended	ended	ended	ended	ended		ended
	December	December	December	December	December		March 31,
	31, 2020	31, 2019	31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$18.10	$15.12	$16.69	$14.60	$13.40		$14.70
Investment Activities:
Operations:
Net investment income	0.09	0.10	0.09	0.07	0.12		0.04
Net realized/unrealized gains (losses) from investments	1.55	3.83	(0.99)	2.40	1.87		(0.44)
Total from investment activities	1.64	3.93	(0.90)	2.47	1.99		(0.40)
Dividends:
Net investment income	(0.10)	(0.10)	(0.09)	(0.09)	(0.14)		(0.02)
Net realized gains from investments	(0.25)	(0.85)	(0.58)	(0.29)	(0.65)		(0.88)
Total dividends	(0.35)	(0.95)	(0.67)	(0.38)	(0.79)		(0.90)
Net Asset Value, End of Period	$19.40	$18.10	$15.12	$16.69	$14.60		$13.40
Total Return	9.13%	26.12%	(5.59)%	16.94%	14.73	%(a)	(2.47)%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$64,734	$61,582	$47,621	$45,632	$38,128		$32,452
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(b)	1.00%
Ratio of net investment income to average net assets	0.61%	0.61%	0.52%	0.48%	1.12	%(b)	0.30%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.05%	1.07%	1.08%	1.08%	1.12	%(b)	1.15%
Portfolio turnover rate	38.70%	29.75%	18.61%	31.92%	20.85	%(a)	43.24%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Small Cap Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (98.3%)
Consumer Discretionary (10.9%)
Carter’s, Inc.	99,620	9,371,253
Choice Hotels International, Inc.	49,400	5,272,462
Columbia Sportswear Co.	105,000	9,174,900
Dorman Products, Inc. (a)	76,560	6,646,939
Monro, Inc.	83,435	4,447,086
Nordstrom, Inc.	181,000	5,649,010
Texas Roadhouse, Inc.	93,000	7,268,880
TopBuild Corp. (a)	61,500	11,320,920
Williams Sonoma, Inc.	64,600	6,578,864
		65,730,314
Consumer Staples (2.6%)
Flowers Foods, Inc.	362,800	8,210,164
Lancaster Colony Corp.	40,900	7,514,557
		15,724,721
Energy (1.4%)
Cactus, Inc., Class A	122,375	3,190,316
Helmerich & Payne, Inc.	222,810	5,160,280
		8,350,596
Financials (14.3%)
1st Source Corp.	83,500	3,365,050
Bank of Hawaii Corp.	49,355	3,781,580
Bank of Marin Bancorp	34,000	1,167,560
Camden National Corp.	61,095	2,185,979
Cathay General Bancorp	148,335	4,774,904
Cohen & Steers, Inc.	123,000	9,138,900
East West Bancorp, Inc.	105,220	5,335,706
First Hawaiian, Inc.	181,000	4,267,980
German American Bancorp	63,000	2,084,670
Green Dot Corp., Class A (a)	90,640	5,057,712
Independent Bank Corp.	73,265	5,351,276
Lakeland Financial Corp.	107,400	5,754,492
Morningstar, Inc.	35,900	8,313,363
Selective Insurance Group, Inc.	68,595	4,594,493
Signature Bank	52,880	7,154,135
Tompkins Financial Corp.	55,500	3,918,300
UMB Financial Corp.	85,945	5,929,346
Washington Trust Bancorp, Inc.	94,300	4,224,640
		86,400,086
Health Care (22.5%)
Anika Therapeutics, Inc. (a)	108,000	4,888,080
Atrion Corp.	7,600	4,881,024
Bruker Corp.	226,000	12,233,380
Cantel Medical Corp.	192,855	15,208,544
Corcept Therapeutics, Inc. (a)	121,900	3,188,904
CorVel Corp. (a)	98,160	10,404,960
Ensign Group, Inc.	57,500	4,192,900
Globus Medical, Inc., Class A (a)	145,850	9,512,337
Haemonetics Corp. (a)	68,500	8,134,375
Hill-Rom Holdings, Inc.	106,000	10,384,820
HMS Holdings Corp. (a)	317,350	11,662,613
ICU Medical, Inc. (a)	30,950	6,638,466
Medpace Holdings, Inc. (a)	90,745	12,631,704
Premier, Inc.	256,815	9,014,207
U.S. Physical Therapy, Inc.	107,800	12,962,949
		135,939,263
Industrials (16.9%)
Applied Industrial Technologies, Inc.	122,020	9,516,340
Donaldson Co., Inc.	173,870	9,715,856
Douglas Dynamics, Inc.	94,640	4,047,753
4,73Forward Air Corp.	105,180	8,082,031
Franklin Electric Co., Inc.	97,340	6,736,901
Insperity, Inc.	35,880	2,921,350
Landstar System, Inc.	71,000	9,560,860
Lincoln Electric Holdings, Inc.	89,280	10,378,800
Tennant Co.	74,000	5,192,580
The Middleby Corp. (a)	62,310	8,033,005
UniFirst Corp.	51,500	10,902,035
Valmont Industries, Inc.	42,000	7,347,060
Watts Water Technologies, Inc., Class A	76,870	9,355,079
		101,789,650
Information Technology (16.2%)
Badger Meter, Inc.	85,230	8,016,734
CDK Global, Inc.	86,200	4,467,746
Coherent, Inc. (a)	31,600	4,740,632
CSG Systems International, Inc.	206,195	9,293,209
ExlService Holdings, Inc. (a)	87,000	7,406,310
InterDigital, Inc.	117,300	7,117,764
Manhattan Associates, Inc. (a)	111,500	11,727,570
NETGEAR, Inc. (a)	127,000	5,160,010
NIC, Inc.	468,000	12,088,440
Power Integrations, Inc.	174,340	14,271,472
Progress Software Corp.	191,030	8,632,646
Teradata Corp. (a)	214,000	4,808,580
		97,731,113
Materials (3.8%)
Minerals Technologies, Inc.	97,340	6,046,761
Sensient Technologies Corp.	114,270	8,429,698
Silgan Holdings, Inc.	222,555	8,252,339
		22,728,798
Real Estate (4.9%)
CoreSite Realty Corp.	75,250	9,427,320
CubeSmart	162,230	5,452,550
Jones Lang LaSalle, Inc. (a)	48,800	7,240,456
Physicians Realty Trust	205,000	3,649,000
STAG Industrial, Inc.	112,000	3,507,840
		29,277,166
Utilities (4.8%)
Chesapeake Utilities Corp.	72,230	7,816,008
IDACORP, Inc.	43,790	4,205,154
New Jersey Resources Corp.	123,200	4,379,760
ONE Gas, Inc.	107,710	8,268,897
Unitil Corp.	101,000	4,471,270
		29,141,089
TOTAL COMMON STOCKS (Cost $441,271,461)		592,812,796
Investment Companies (1.4%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	8,548,575	8,548,575
TOTAL INVESTMENT COMPANIES (Cost $8,548,575)		8,548,575
Total Investments (Cost $449,820,036) — 99.7% (c)		601,361,371
Other assets in excess of liabilities — 0.3%		1,616,332
NET ASSETS — 100.0%		$602,977,703

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Small Cap Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $449,820,036)	$601,361,371
Dividends receivable	449,856
Receivable for capital shares issued	2,338,054
Prepaid expenses	25,033
Total Assets	604,174,314
Liabilities:
Payable for investments purchased	480,998
Payable for capital shares redeemed	260,566
Accrued expenses and other liabilities:
Investment adviser	321,308
Administration and accounting	21,651
Chief compliance officer	2,604
Custodian	4,026
Shareholder servicing fees	65,248
Transfer agent	5,979
Trustee	6,762
Other	27,469
Total Liabilities	1,196,611
Net Assets	$602,977,703
Composition of Net Assets:
Paid in capital	$447,663,031
Total distributable earnings/(loss)	155,314,672
Net Assets	$602,977,703
Shares outstanding (par value $0.01, unlimited number of shares authorized)	39,378,471
Net Asset Value, Offering Price and Redemption price per share	$15.31

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Dividends	$6,648,371
Total Investment Income	6,648,371
Expenses:
Investment adviser	3,021,382
Administration and accounting	230,649
Chief compliance officer	30,031
Custodian	58,341
Shareholder servicing	675,170
Transfer agency	61,536
Trustee	25,643
Other	175,613
Total expenses before fee reductions	4,278,365
Fees contractually reduced by the investment adviser	(247,032)
Net Expenses	4,031,333
Net Investment Income	2,617,038
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions (a)	10,924,392
Change in unrealized appreciation/depreciation on investments	104,324,721
Net realized/unrealized gains (losses) on investments	115,249,113
Change in Net Assets Resulting from Operations	$117,866,151

(a)       Includes Class Action related litigation gains of $270,322.

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Small Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$2,617,038	$1,407,401
Net realized gains from investment transactions	10,924,392	55,008,647
Change in unrealized appreciation/depreciation on investments	104,324,721	9,542,517
Change in Net Assets Resulting from Operations	117,866,151	65,958,565
Distributions to shareholders:
Total Distributions	(10,155,733)	(15,569,783)
Change in Net Assets Resulting from distributions to shareholders	(10,155,733)	(15,569,783)
Capital Share Transactions:
Proceeds from shares issued	258,244,300	80,119,024
Proceeds from merger (b)	103,030,710	—
Dividends reinvested	9,187,705	14,461,506
Cost of shares redeemed	(110,664,229)	(31,775,419)
Cost of in-kind shares redeemed (a)	—	(119,901,316)
Change in Net Assets Resulting from Capital Share Transactions	259,798,486	(57,096,205)
Change in Net Assets	367,508,904	(6,707,423)
Net Assets:
Beginning of period	235,468,799	242,176,222
End of period	$602,977,703	$235,468,799
Share Transactions:
Issued	20,922,885	5,601,029
Issued from merger (b)	10,376,826	—
Reinvested	721,349	1,010,587
Redeemed	(8,746,308)	(2,272,358)
Redeemed in-kind (a)	—	(8,413,292)
Change in shares	23,274,752	(4,074,034)

(a) See Note 3 in Notes to Financial Statements.

(b) See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Small Cap Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year		For the year		For the year	For the year	For the nine months		For the year
	ended		ended		ended	ended	ended		ended
	December		December		December	December	December		March 31,
	31, 2020		31, 2019		31, 2018	31, 2017	31, 2016		2016
Net Asset Value, Beginning of Period	$14.62		$12.00		$14.73	$14.33	$12.74		$15.20
Investment Activities:
Operations:
Net investment income	0.08		0.09		0.07	0.07	0.12		0.06
Net realized/unrealized gains (losses) from
investments	1.00		3.47		(0.86)	1.67	1.92		(0.25)
Total from investment activities	1.08		3.56		(0.79)	1.74	2.04		(0.19)
Dividends:
Net investment income	(0.08)		(0.06)		(0.07)	(0.08)	(0.14)		(0.06)
Net realized gains from investments	(0.31)		(0.88)		(1.87)	(1.26)	(0.31)		(2.21)
Total dividends	(0.39)		(0.94)		(1.94)	(1.34)	(0.45)		(2.27)
Net Asset Value, End of Period	$15.31		$14.62		$12.00	$14.73	$14.33		$12.74
Total Return	8.17%		29.88%		(6.00)%	12.26%	15.94	%(a)	(0.52)%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$602,978		$235,469		$242,176	$366,113	$327,593		$338,656
Ratio of net expenses to average net assets	1.00%		1.00%		1.00%	1.00%	1.00	%(b)	1.00%
Ratio of net investment income to average net assets	0.64%		0.58%		0.39%	0.46%	1.21	%(b)	0.44%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.06%		1.07%		1.09%	1.02%	1.06	%(b)	1.08%
Portfolio turnover rate	39.89	%(d)	23.23	%(e)	24.60%	23.78%	51.92	%(a)	37.42%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

(d)	Excludes impact of merger transaction.

(e)	Excludes impact of in-kind transactions.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden International Equity Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks (97.9%)
Australia (5.4%)
Brambles Ltd.	87,777	718,999
CSL Ltd.	5,211	1,138,424
Origin Energy Ltd.	181,339	666,338
Telstra Corp. Ltd.	314,337	722,620
Woodside Petroleum Ltd.	40,322	707,030
		3,953,411

Belgium (0.6%)
Colruyt SA	7,585	449,354
		449,354

Canada (8.8%)
Bank of Montreal	10,978	834,801
BCE, Inc.	11,100	474,718
Canadian National Railway Co.	5,074	557,913
Great-West Lifeco, Inc.	19,284	459,864
Intact Financial Corp.	4,300	509,229
Magna International, Inc.	9,900	700,942
Metro, Inc.	15,206	678,637
Royal Bank of Canada	6,484	532,853
The Bank of Nova Scotia	15,028	812,388
The Toronto-Dominion Bank	15,933	900,369
		6,461,714

Denmark (2.4%)
Novo Nordisk A/S	17,517	1,225,437
Novozymes A/S	9,400	539,562
		1,764,999

Finland (0.8%)
Kone OYJ	7,661	621,608
		621,608
France (9.9%)
Air Liquide SA	5,794	950,840
Danone SA	13,126	862,608
Dassault Systemes	3,556	722,285
EssilorLuxottica SA	3,331	519,423
Imerys SA	13,978	660,533
Legrand SA	6,214	554,548
L’Oreal SA	2,400	911,779
Publicis Groupe SA	13,743	684,772
Schneider Electric SE	6,500	940,074
Societe BIC SA	8,443	477,282
		7,284,144
Germany (8.4%)
Allianz SE	2,118	518,150
Beiersdorf AG	3,165	364,855
Deutsche Boerse AG	3,056	518,751
Fresenius SE & Co. KGaA	12,955	598,549
Fuchs Petrolub SE	7,320	415,470
Hannover Rueck SE	2,400	381,308
Henkel AG & Co. KGaA	4,900	471,625
Hugo Boss AG	17,301	576,880
Merck KGaA	3,586	614,610
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,600	473,797
SAP AG	9,606	1,262,149
		6,196,144

Hong Kong (3.2%)
Hang Lung Properties Ltd.	178,400	472,187
Hang Seng Bank Ltd.	41,020	708,820
MTR Corp. Ltd.	83,900	469,326
Sino Land Co. Ltd.	548,000	714,236
		2,364,569
Ireland (0.7%)
Experian PLC	14,071	536,096
		536,096
Israel (1.6%)
Check Point Software Technologies Ltd. (a)	3,600	478,476
Nice Ltd. (a)	2,574	727,721
		1,206,197
Italy (1.3%)
Snam SpA	90,171	506,299
Terna Rete Elettrica Nazionale SpA	62,748	478,688
		984,987
Japan (22.9%)
Astellas Pharma, Inc.	37,300	576,722
Benesse Holdings, Inc.	14,760	288,187
Central Japan Railway Co.	5,215	740,834
Chugai Pharmaceutical Co. Ltd.	12,900	688,817
Daiwa House Industry Co. Ltd.	18,590	554,986
Denso Corp.	8,900	529,976
East Japan Railway Co.	7,900	528,898
Fast Retailing Co. Ltd.	805	722,468
INPEX Corp.	71,800	388,064
JSR Corp.	24,500	684,419
Kao Corp.	10,400	804,192
Kurita Water Industries Ltd.	13,000	497,681
Mitsubishi Estate Co. Ltd.	29,300	473,245
Nippon Telegraph & Telephone Corp.	35,000	897,574
Nitto Denko Corp.	8,200	736,410
Nomura Research Institute Ltd.	19,564	699,145
Oracle Corporation Japan	5,100	663,726
Oriental Land Co. Ltd.	3,765	622,399
Sumitomo Mitsui Financial Group, Inc.	27,600	854,153
Sysmex Corp.	5,900	709,662
Terumo Corp.	15,200	635,827
The Chiba Bank Ltd.	82,800	456,703
The Hachijuni Bank Ltd.	104,900	351,215
Tokio Marine Holdings, Inc.	8,300	430,028
Tokyo Gas Co. Ltd.	19,000	441,747
Toyota Motor Corp.	9,340	716,286
Trend Micro, Inc.	10,800	621,862
Yamato Holdings Co. Ltd.	19,500	498,175
		16,813,401

Luxembourg (0.7%)
Tenaris SA	62,086	501,500
		501,500

Netherlands (3.1%)
Koninklijke Ahold Delhaize NV	30,583	863,559
Koninklijke Vopak NV	11,512	603,592
Wolters Kluwer NV	9,875	833,373
		2,300,524
Norway (0.7%)
Equinor ASA	32,025	532,207
		532,207

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden International Equity Fund December 31, 2020

Security Description	Shares	Fair Value ($)
Common Stocks, Continued
Singapore (1.3%)
ComfortDelGro Corp. Ltd.	354,550	448,543
Singapore Exchange Ltd.	77,200	543,469
		992,012
Spain (2.2%)
Enagas SA	15,598	342,463
Gas Natural SDG SA	22,135	516,488
Industria de Diseno Textil SA	24,813	789,993
		1,648,944
Sweden (2.9%)
Assa Abloy AB, Class B	16,750	412,181
Atlas Copco AB, Class A	10,300	526,993
Hennes & Mauritz AB (a)	32,624	681,776
Svenska Handelsbanken AB (a)	54,726	549,357
		2,170,307
Switzerland (8.8%)
ABB Ltd.	18,018	504,158
Cie Financiere Richemont SA	9,344	844,632
Givaudan SA	191	804,818
Nestle SA	8,100	953,928
Roche Holding AG	4,859	1,695,919
SGS SA	175	527,742
Sonova Holding AG (a)	2,653	683,227
Zurich Insurance Group AG	1,200	508,781
		6,523,205
United Kingdom (12.2%)
Admiral Group PLC	16,782	667,048
Compass Group PLC	28,893	539,075
Croda International PLC	9,274	837,743
ITV PLC (a)	329,444	481,518
Johnson Matthey PLC	15,576	517,034
London Stock Exchange Group PLC	4,980	613,768
Marks & Spencer Group PLC (a)	318,860	595,374
National Grid PLC	47,157	561,584
Next PLC (a)	5,512	534,430
Reckitt Benckiser Group PLC	5,600	500,765
RELX PLC	19,100	469,731
Sage Group PLC	88,106	701,678
Schroders PLC	8,337	380,742
Smith & Nephew PLC	25,431	530,971
Unilever PLC	9,200	553,733
WPP PLC	37,770	410,311
		8,895,505
TOTAL COMMON STOCKS (Cost $60,636,260)		72,200,828
Investment Companies (0.4%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	291,309	291,309
TOTAL INVESTMENT COMPANIES (Cost $291,309)		291,309
Total Investments (Cost $60,927,569) — 98.3%(c)		72,492,137
Other assets in excess of liabilities — 1.7%		1,227,680
NET ASSETS — 100.0%		$73,719,817

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC Public Limited Company

The Fund invested, as a percentage of net assets at value, in the following industries as of December 31, 2020:

Percentage of
Industry	Total Net Assets
Financials	16.4%
Industrials	14.7
Health Care	12.9
Consumer Discretionary	11.0
Consumer Staples	10.1
Materials	8.5
Information Technology	7.9
Energy	5.8
Communication Services	4.9
Real Estate	3.0
Utilities	2.7
Investment Companies	0.4
Other net assets	1.7
Total	100.0%

See Notes to Financial Statements

Financial Statements	Boston Trust Walden International Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (cost $60,927,569)	$72,492,137
Cash	631,672
Foreign currency, at fair value (cost $624,794)	628,820
Dividends receivable	60,424
Receivable for investments sold	556,730
Receivable for capital shares issued	95,000
Receivable for tax reclaims	134,455
Prepaid expenses	3,663
Total Assets	74,602,901
Liabilities:
Payable for investments purchased	824,946
Accrued expenses and other liabilities:
Investment adviser	45,405
Administration and accounting	5,742
Chief compliance officer	327
Custodian	1,720
Shareholder servicing fees	599
Transfer agent	2,462
Trustee	853
Other	1,030
Total Liabilities	883,084
Net Assets	$73,719,817
Composition of Net Assets:
Paid in capital	$62,968,363
Total distributable earnings/(loss)	10,751,454
Net Assets	$73,719,817
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,999,972
Net Asset Value, Offering Price and Redemption price per share	$12.29

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Dividends	$1,542,736
Less: Foreign tax withholding	(162,706)
Total Investment Income	1,380,030
Expenses:
Investment adviser	428,918
Administration and accounting	52,979
Chief compliance officer	4,243
Custodian	25,147
Shareholder servicing	6,236
Transfer agency	28,766
Trustee	3,708
Other	23,074
Total expenses	573,071
Net Expenses	573,071
Net Investment Income	806,959
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized (losses) from investment securities and foreign currency transactions	(723,614)
Change in unrealized appreciation/depreciation on investment securities and foreign currency translations	4,982,128
Net realized/unrealized gains (losses) on investments	4,258,514
Change in Net Assets Resulting from Operations	$5,065,473

See Notes to Financial Statements

Financial Statements	Boston Trust Walden International Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2020	December 31, 2019
Investment Activities:
Operations:
Net investment income	$806,959	$951,745
Net realized gains/(losses) from investment securities and foreign currency transactions	(723,614)	156,236
Change in unrealized appreciation/depreciation on investment securities and foreign currency translations	4,982,128	7,758,251
Change in Net Assets Resulting from Operations	5,065,473	8,866,232
Distributions to shareholders:
Total Distributions	(804,178)	(929,213)
Change in Net Assets Resulting from distributions to shareholders	(804,178)	(929,213)
Capital Share Transactions:
Proceeds from shares issued	14,880,095	10,921,617
Dividends reinvested	576,531	611,610
Cost of shares redeemed	(2,957,779)	(1,566,941)
Change in Net Assets Resulting from Capital Share Transactions	12,498,847	9,966,286
Change in Net Assets	16,760,142	17,903,305
Net Assets:
Beginning of period	56,959,675	39,056,370
End of period	$73,719,817	$56,959,675
Share Transactions:
Issued	1,335,777	1,010,684
Reinvested	47,925	54,029
Redeemed	(292,056)	(148,651)
Change in shares	1,091,646	916,062

See Notes to Financial Statements

Financial Statements	Boston Trust Walden International Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.
							Period
	For the year	For the year	For the year	For the year	For the nine months		June 9, 2015
	ended	ended	ended	ended	ended		through
	December	December	December	December	December		March 31,
	31, 2020	31, 2019	31, 2018	31, 2017	31, 2016		2016(a)
Net Asset Value, Beginning of Period	$11.60	$9.78	$11.07	$9.34	$9.45		$10.00
Investment Activities:
Operations:
Net investment income	0.15	0.20	0.17	0.13	0.12		0.08
Net realized/unrealized gains (losses) from investments	0.69	1.81	(1.29)	1.73	(0.06)		(0.59)
Total from investment activities	0.84	2.01	(1.12)	1.86	0.06		(0.51)
Dividends:
Net investment income	(0.14)	(0.19)	(0.17)	(0.13)	(0.17)		(0.04)
Net realized gains from investments	—	—	—	—	—		—
Total dividends	(0.14)	(0.19)	(0.17)	(0.13)	(0.17)		(0.04)
Net Asset Value, End of Period	$12.29	$11.60	$9.78	$11.07	$9.34		$9.45
Total Return	7.16%	20.62%	(10.18)%	19.92%	0.62	%(b)	(5.09	)%(b)
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$73,720	$56,960	$39,056	$41,234	$14,713		$12,786
Ratio of net expenses to average net assets	1.00%	1.04%	1.15%	1.15%	1.15	%(c)	1.15	%(c)
Ratio of net investment income to average net assets	1.41%	1.93%	1.57%	1.57%	1.87	%(c)	1.22	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (d)	1.00%	1.02%	1.17%	1.31%	1.86	%(c)	2.21	%(c)
Portfolio turnover rate	8.38%	10.70%	3.44%	10.16%	4.90	%(b)	5.11	%(b)

(a)	Commencement of operations on June 9, 2015.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to the Financial Statements	December 31, 2020

1.	Organization:

The Boston Trust Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified Fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Walden Balanced Fund (formerly Walden Balanced Fund)*	BTW Balanced Fund
Boston Trust Walden Equity Fund (formerly Walden Equity Fund)*	BTW Equity Fund
Boston Trust Walden Midcap Fund (formerly Walden Midcap Fund)*	BTW Midcap Fund
Boston Trust Walden SMID Cap Fund (formerly Walden SMID Cap Fund)*	BTW SMID Cap Fund
Boston Trust Walden Small Cap Fund	BTW Small Cap Fund
Boston Trust Walden International Equity Fund (formerly Walden International Equity Fund)*	BTW International Equity Fund

* The Fund changed its name effective September 30, 2020.

The investment objective of the Asset Management Fund and BTW Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and BTW Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and BTW Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the SMID Cap Fund and BTW SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies. The investment objective of the BTW Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the BTW International Equity Fund is to seek long-term capital growth through an actively managed portfolio of equities of international companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. The prices for foreign securities are reported in local currency and converted to U.S dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by a recognized independent pricing service.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Board of Trustees (“Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates fair value.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. If market prices are not readily available or, in the opinion of the Adviser, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board. The Adviser believes that foreign security values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities

Notes to the Financial Statements	December 31, 2020

markets. The fair valuation procedures, therefore, include a procedure whereby foreign security prices may be “fair valued” by an independent pricing service through the use of factors which take such volatility into account.

Investments in investment companies and money market funds are valued at NAV per share.

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical assets

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Fixed income securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy.

Open-ended investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no quotations available, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The Funds did not hold any Level 3 investments during the year ended December 31, 2020

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Funds’ investments based on the three levels defined above:

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Asset Management Fund
Investment Companies	$5,892,835	$—	$5,892,835
U.S. Government & U.S. Government Agency Obligations	—	116,512,092	116,512,092
Municipal Bonds[1]	—	22,873,678	22,873,678
Common Stocks[2]	433,982,500	—	433,982,500
Corporate Bonds[2]	—	17,739,745	17,739,745
Total	439,875,335	157,125,515	597,000,850

Equity Fund
Investment Companies	947,755	—	947,755
Common Stocks[2]	167,502,558	—	167,502,558
Total	168,450,313	—	168,450,313

Midcap Fund
Investment Companies	1,487,845	—	1,487,845
Common Stocks[2]	138,089,144	—	138,089,144
Total	139,576,989	—	139,576,989

SMID Cap Fund
Investment Companies	2,752,352	—	2,752,352
Common Stocks[2]	223,339,395	—	223,339,395
Total	226,091,747	—	226,091,747

BTW Balanced Fund
Investment Companies	2,795,394	—	2,795,394
U.S. Government & U.S. Government Agency Obligations	—	41,497,456	41,497,456
Municipal Bonds[1]	—	4,295,232	4,295,232
Common Stocks[2]	120,679,618	—	120,679,618
Certificate of Deposit	—	203,625	203,625
Corporate Bonds[2]	—	7,225,462	7,225,462
Yankee Dollar	—	378,950	378,950
Total	123,475,012	53,600,725	177,075,737

BTW Equity Fund
Investment Companies	3,267,571	—	3,267,571
Common Stocks[2]	261,005,287	—	261,005,287
Total	264,272,858	—	264,272,858

Notes to the Financial Statements	December 31, 2020

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
BTW Midcap Fund
Investment Companies	$844,274	$—	$844,274
Common Stocks[2]	81,941,992	—	81,941,992
Total	82,786,266	—	82,786,266

BTW SMID Cap Fund
Investment Companies	878,077	—	878,077
Common Stocks[2]	63,830,093	—	63,830,093
Total	64,708,170	—	64,708,170

BTW Small Cap Fund
Investment Companies	8,548,575	—	8,548,575
Common Stocks[2]	592,812,796	—	592,812,796
Total	601,361,371	—	601,361,371

BTW International Equity Fund
Investment Companies	291,309	—	291,309
Common Stocks[2]	6,940,190	65,260,638	72,200,828
Total	7,231,499	65,260,638	72,492,137

[1]	For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

[2]	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on an identified cost basis. Interest income is recognized on an accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”), which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT. These cost adjustments are typically based on estimates since actual return of capital amounts are not known at the time the annual report is prepared.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds. The amounts of distributions to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Federal Income Taxes:

Each Fund qualifies and intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. Federal (i.e., the last four tax year ends and the interim tax period since then, as applicable), and believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended December 31, 2020. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statements of Operations as incurred. There is no income tax noted as due for the year ended December 31, 2020.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)	Value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii) Purchases and sales of Investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

Notes to the Financial Statements	December 31, 2020

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

3.	Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.72%*
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%

Fund	Fee Rate
BTW Balanced Fund	0.75%
BTW Equity Fund	0.75%
BTW Midcap Fund	0.75%
BTW SMID Cap Fund	0.75%
BTW Small Cap Fund	0.75%
BTW International Equity Fund	0.75%

*	Effective rate for year ended December 31, 2020. The Asset Management Fund has an Investment Management Agreement with the Adviser under which the Fund pays: (a) 0.75% of the first $500 million of average daily net assets; (b) 0.50% of average daily net assets in excess of $500 million.

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust plus certain base fees.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $150,000 for the year ended December 31, 2020, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

Foreside Financial Services, LLC (“Foreside”), which is not affiliated with Citi or the Adviser, serves as the Funds’ distribution agent. Fees for these services are paid monthly by the Adviser and not by the Funds.

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Fees paid by the Funds under shareholder services agreements may not exceed 0.25% of the average daily net assets of each Fund and are presented separately on the Statements of Operations. Affiliates of the Funds did not receive any fees during the year ended December 31, 2020.

Custodian and Transfer Agency:

Boston Trust Walden Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ transfer agent. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, FIS Investor Services, LLC receives a fixed annual fee accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust. Expenses incurred under the transfer agency agreement and sub-transfer agency agreement are presented collectively as “Transfer Agency” expenses on the Statements of Operations.

Boston Trust acts as the custodian for all Funds except the BTW International Equity Fund. Under the custody agreement, Boston Trust receives an annual asset based fee of 0.014% of the value of securities held. Citibank, N.A. receives sub-custodian fees from Boston Trust for each Fund except the BTW International Equity Fund. Under a separate custody agreement, Citibank, N.A., an affiliate of Citi, serves as custodian for the BTW International Equity Fund and receives a fee based on a percentage of assets held on behalf of the BTW International Equity Fund, transaction fees and certain out of pocket expenses for its services. Such percentages vary by the jurisdiction in which the assets are held.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under GAAP) of each Fund, except the SMID Cap Fund , to 1.00% of the average daily net assets. The Adviser has agreed to reduce its fees payable by the SMID Cap Fund to the extent necessary, subject to certain exclusions, to limit the aggregate annual operating expenses to 0.75% of its average daily net assets. Prior to December 31, 2020, the contractual expense limitation for the BTW International Equity Fund was 1.10%. Any such

Notes to the Financial Statements	December 31, 2020

reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective May 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Pursuant to its agreement, the Adviser reimbursed, and has yet to recoup, fees in the following amounts for the years ended December 31, 2018 (expiring 12/31/2021), December 31, 2019 (expiring 12/31/2022) and December 31, 2020 (expiring 12/31/2023):

Fund	Amount	Expires
Midcap Fund	$42,703	12/31/2022
	68,764	12/31/2023
SMID Cap Fund	168,823	12/31/2021

	170,506	12/31/2022
	251,750	12/31/2023

Fund	Amount	Expires
BTW Balanced Fund	$45,249	12/31/2021
	34,853	12/31/2022
	33,272	12/31/2023

BTW Equity Fund	166,166	12/31/2021
	158,316	12/31/2022
	143,297	12/31/2023

BTW Midcap Fund	15,213	12/31/2023

BTW SMID Cap Fund	42,347	12/31/2021
	36,311	12/31/2022
	30,485	12/31/2023

BTW Small Cap Fund	261,419	12/31/2021
	168,952	12/31/2022
	247,032	12/31/2023

BTW International Equity Fund	7,070	12/31/2021

During the year ended December 31, 2020, the Funds did not recoup any waivers.

As of December 31, 2020, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	111,467
SMID Cap Fund	591,079

Total Potential Recoupment
BTW Balanced Fund	$113,374
BTW Equity Fund	467,779
BTW Midcap Fund	15,213
BTW SMID Cap Fund	109,143
BTW Small Cap Fund	677,403
BTW International Equity Fund	7,070

In-Kind Subscriptions and Redemptions:

During the year ended December 31, 2020, the Funds delivered securities in exchange for the redemption of shares (redemptions in-kind) as follows:

		Fund Shares	Realized
Fund	Fair Value	Redeemed	Gain/(Loss)
SMID Cap Fund	$4,663,238	244,533	$4,664

During the year ended December 31, 2019, the Asset Management Fund acquired securities and other assets from a common trust fund managed by an affiliate (Boston Trust Walden Company) of the Adviser, the Boston Trust Managed Growth Fund. The subscription proceeds were accomplished through an in-kind contribution of investments and other assets. The contribution was not a taxable event under the provisions of Section 584 of the Internal Revenue Code, and therefore the historical cost basis of those investments was carried forward. The Asset Management Fund issued 808,358 shares to the holders of Boston Trust Managed Growth Fund in exchange for investments and other assets valued at $43,771,772. The value and historical cost of the contributed investments was $43,613,987and $16,186,943, respectively, which was carried forward to align the ongoing reporting of realized and unrealized gains and losses for tax purposes.

During the year ended December 31, 2019, the Funds delivered securities in exchange for the redemption of shares (redemptions in-kind) as follows:

		Fund Shares	Realized
Fund	Fair Value	Redeemed	Gain/(Loss)
Asset Management Fund	$5,777,713	118,834	$5,029,044
BTW Small Cap Fund	119,901,316	8,413,292	42,132,134

Interfund Lending:

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), the Funds may participate in an interfund lending program (the “Program”). The Program provides an alternative credit facility under which the Funds may lend to, or borrow from, one another, consistent with each Fund’s investment objectives, limitations and organization documents. The Program provides a borrowing Fund with a source of liquidity at a rate lower than the bank borrowing rate at times when the cash position of the Fund is insufficient to meet temporary cash requirements. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a rate higher than they otherwise could obtain from investing their cash in repurchase agreements or certain other short-term money market instruments. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. Any open loans at period end are presented under the caption “Payable” for interfund lending in the Statements of

Notes to the Financial Statements	December 31, 2020

Assets and Liabilities. As of December 31, 2020, the Funds had no outstanding loans to or from another fund under the Program. The Funds’ activity in the Program during the period for which loans were outstanding was as follows:

		Weighted Average loan	Days		Weighted Average	Interest Income
Fund	Borrower or Lender	Balance	Outstanding		Annualized Interest Rate	(Expense)
Asset Management Fund	Lender	$637,090	12	*	2.36%	$499
Midcap Fund	Borrower	693,960	5		1.90	(184)
SMID Cap	Borrower	640,314	3		2.86	(152)
BTW Midcap Fund	Borrower	592,127	2		3.32	(109)
BTW SMID Cap Fund	Borrower	535,042	2		1.81	(54)
*	Aggregate days Fund had loan outstanding as lender for all borrowers.

4.	Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding in-kinds, short-term securities and U.S. Government securities, for the Funds for the year ended December 31, 2020, totaled:

		Sales and
Fund	Purchases	Maturities
Asset Management Fund	$34,531,876	$121,284,221
Equity Fund	13,657,607	23,636,828
Midcap Fund	48,371,041	60,827,024
SMID Cap Fund	155,543,256	81,295,780
BTW Balanced Fund	24,439,675	27,073,663
BTW Equity Fund	34,200,576	47,513,926
BTW Midcap Fund	36,999,210	24,905,872
BTW SMID Cap Fund	21,289,891	22,595,726
BTW Small Cap Fund	305,697,643	155,780,175
BTW International Equity Fund	16,103,387	4,723,655

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended December 31, 2020, totaled:

		Sales and
Fund	Purchases	Maturities
Asset Management Fund	$29,632,168	$6,281,758
BTW Balanced Fund	10,533,340	1,550,674

5.	Federal Income Tax Information:

As of the tax year ended December 31, 2020, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

				Net Unrealized
		Gross Tax Unrealized	Gross Tax Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asset Management Fund	$287,980,143	$309,123,882	$(103,175)	$309,020,707
Equity Fund	55,919,392	112,683,737	(152,816)	112,530,921
Midcap Fund	96,553,206	44,547,354	(1,523,571)	43,023,783
SMID Cap Fund	180,454,897	48,916,416	(3,279,566)	45,636,850
BTW Balanced Fund	106,683,302	71,140,384	(747,949)	70,392,435
BTW Equity Fund	108,307,285	157,317,691	(1,352,118)	155,965,573
BTW Midcap Fund	56,583,399	26,448,251	(245,384)	26,202,867
BTW SMID Cap Fund	45,190,010	20,283,704	(765,544)	19,518,160
BTW Small Cap Fund	453,865,749	154,783,659	(7,288,037)	147,495,622
BTW International Equity Fund	60,927,592	14,617,687	(3,053,142)	11,564,545

Notes to the Financial Statements	December 31, 2020

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Distributions
Fund	Income	Gains	Distributions	Capital	Paid
Asset Management Fund	$5,477,265	$26,917,374	$32,394,639	$–	$32,394,639
Equity Fund	1,389,771	3,332,395	4,722,166	–	4,722,166
Midcap Fund	911,395	738,615	1,650,010	–	1,650,010
SMID Cap Fund	1,415,731	281,448	1,697,179	46,102	1,743,281
BTW Balanced Fund	1,502,423	3,639,885	5,142,308	–	5,142,308
BTW Equity Fund	2,025,655	8,027,497	10,053,152	–	10,053,152
BTW Midcap Fund	419,577	2,155,925	2,575,502	–	2,575,502
BTW SMID Cap Fund	340,093	793,869	1,133,962	–	1,133,962
BTW Small Cap Fund	2,825,984	7,329,749	10,155,733	–	10,155,733
BTW International Equity Fund	804,177	–	804,177	–	804,177

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Asset Management Fund	$5,391,202	350,942	$5,742,144	$–	$5,742,144
Equity Fund	1,281,596	160,867	1,442,463	–	1,442,463
Midcap Fund	1,776,041	3,369,743	5,145,784	–	5,145,784
SMID Cap Fund	1,290,766	1,944,006	3,234,772	–	3,234,772
BTW Balanced Fund	1,608,080	906,163	2,514,243	–	2,514,243
BTW Equity Fund	2,122,863	5,237,707	7,360,570	–	7,360,570
BTW Midcap Fund	559,523	3,373,441	3,932,964	–	3,932,964
BTW SMID Cap Fund	462,200	2,606,462	3,068,662	–	3,068,662
BTW Small Cap Fund	1,133,540	14,436,243	15,569,783	–	15,569,783
BTW International Equity Fund	929,213	–	929,213	–	929,213

As of December 31, 2020, the components of distributable earnings (deficit) on a tax basis were as follows:

Fund
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses[1]	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Deficit)
Asset Management Fund	$20,468	$ 3,620,901	$ 3,641,369	$—	$ 309,020,707	$ 312,662,076
Equity Fund	—	1,828,166	1,828,166	—	112,530,921	114,359,087
Midcap Fund	—	686,065	686,065	—	43,023,783	43,709,848
SMID Cap Fund	—	—	—	(219,383)	45,636,850	45,417,467
BTW Balanced Fund	37,116	1,004,731	1,041,847	—	70,392,435	71,434,282
BTW Equity Fund	3,239	1,724,988	1,728,227	—	155,965,573	157,693,800
BTW Midcap Fund	—	614,943	614,943	—	26,202,867	26,817,810
BTW SMID Cap Fund	—	681,553	681,553	—	19,518,160	20,199,713
BTW Small Cap Fund	3,049,853	4,769,197	7,819,050	—	147,495,622	155,314,672
BTW International Equity Fund	1,202	—	1,202	(829,667)	11,579,919	10,751,454
[1]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and return of capital distributions from REIT securities and other investments.

As of the end of its tax year ended December 31, 2020, the following Funds have a net capital loss carry forwards (“CLCFs”) not subject to expiration as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

	Short-Term	Long-Term
Fund	Amount	Amount	Total
SMID Cap Fund	$–	$219,383	$219,383
BTW International Equity Fund	–	829,667	829,667

Notes to the Financial Statements	December 31, 2020

As of December 31, 2020, the following reclassifications have been made on the Statements of Assets and Liabilities to increase (decrease) such accounts with offsetting adjustments as indicated:

	Total Distributable
Fund	Earnings	Paid in Capital
SMID Cap Fund	$83,041	$(83,041)
BTW Midcap Fund	(34,628)	34,628
BTW SMID Cap Fund	(3,828)	3,828
BTW Small Cap Fund	(1,271,029)	1,271,029

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, distribution reclass, foreign currency reclass, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

6.	Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	Percentage of Ownership
Asset Management Fund	US Bank N.A.	88.82%
Equity Fund	US Bank N.A.	95.33
Midcap Fund	US Bank N.A.	45.82
SMID Fund	National Financial Services	40.97
BTW Balanced Fund	US Bank N.A.	52.58
BTW Equity Fund	US Bank N.A.	29.82
BTW Midcap Fund	US Bank N.A.	56.13
BTW SMID Fund	US Bank N.A.	50.76
BTW International Equity Fund	US Bank N.A.	75.85

7.	Business Combination:

In December 2019, the Board approved Boston Trust Walden’s proposal to merge Walden Small Cap Fund (the “Target Fund”) into Boston Trust Walden Small Cap Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization was approved by shareholders on March 26, 2020. The Target Fund and the Acquiring Fund shared identical investment goals, principal investment strategies, risks, and ESG screens. They also shared the same investment adviser. The transaction was effective after the close of business on April 3, 2020. The Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on April 3, 2020. The investment portfolio of the Target Fund, with a fair value of $103,000,783 and identified cost of $111,464,003 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

				Net Unrealized
	Shares		Net Asset Value	Appreciation
Target Fund	Outstanding	Net Assets	Per Share	(Depreciation)
Walden Small Cap Fund	7,088,420	$103,030,710	$14.54	$(8,463,220)

Acquiring Fund
Boston Trust Walden Walden Small Cap Fund	19,128,805	$189,922,749	$9.93	$(23,454,940)

Post Reorganization
Boston Trust Walden Walden Small Cap Fund	29,505,631	$292,953,459	$9.93	$(31,918,160)

Expenses related to reorganization were incurred by the Adviser. Expenses incurred by the Funds in the ordinary course during the reorganization continue to be treated as a Fund expense in accordance with the Funds’ advisory contracts.

Notes to the Financial Statements	December 31, 2020

Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period, the pro forma results of operations of the Acquiring Fund, post reorganization for the year ended December 31, 2020, are as follows:

Net Investment income (loss)	$3,155,490
Net realized/unrealized gains (losses)	72,763,265
Change in net assets resulting from operations	$75,918,755

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations of the Acquiring Fund, post reorganization since April 4, 2020

8.	Subsequent Events:

Management has evaluated events and transactions through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Boston Trust Walden Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Boston Trust Walden Funds comprising the funds listed below (the “Funds”) as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations, the changes in net assets and the financial highlights for the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

	Statement of	Statements of Changes	Financial
Fund Name	Operations	In Net Assets	Highlights

Boston Trust Asset Management Fund

Boston Trust Equity Fund

Boston Trust Midcap Fund

Boston Trust SMID Cap Fund

Boston Trust Walden Balanced Fund

(Formerly, Walden Balanced Fund)

Boston Trust Walden Equity Fund (For merly, Walden Equity Fund)

Boston Trust Walden Midcap Fund (For merly, Walden Midcap Fund)

Boston Trust Walden SMID Cap Fund

(Formerly, Walden SMID Cap Fund)

Boston Trust Walden Small Cap Fund

	For the year ended December 31, 2020	For the two years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018 and 2017, for the period ended December 31, 2016 and for the year ended March 31, 2016
Boston Trust Walden International Equity Fund (Formerly, Walden International Equity Fund)	For the year ended December 31, 2020	For the two years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018 and 2017, for the period ended December 31, 2016 and for the period June 9, 2015 (commencement of operations) through March 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Report of Independent Registered Public Accounting Firm

We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2008.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 26, 2021

Supplementary Information (Unaudited)	December 31, 2020

Federal Income Tax Information:

During the fiscal year ended December 31, 2020, the Funds declared long-term realized gain distributions in the following amounts:

Fund	Long-Term Capital Gain Distributions
Asset Management Fund	$26,917,374
Equity Fund	3,332,395
Midcap Fund	738,615
SMID Cap Fund	281,448
BTW Balanced Fund	3,639,885
BTW Equity Fund	8,027,497
BTW Midcap Fund	2,155,925
BTW SMID Cap Fund	793,869
BTW Small Cap Fund	7,329,749

During the fiscal year ended December 31, 2020, the Funds declared short-term realized gain distributions in the following amounts:

Fund	Short-Term Capital Gains Distributions
Asset Management Fund	$12,876
Midcap Fund	153,282
BTW Balanced Fund	162,256
BTW Equity Fund	134,292
BTW Midcap Fund	52,617
BTW SMID Cap Fund	4,002
BTW Small Cap Fund	344,160

For the fiscal year ended December 31, 2020, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distribution Received Deduction
Asset Management Fund	100.00%
Equity Fund	100.00
Midcap Fund	96.43
SMID Cap Fund	100.00
BTW Balanced Fund	100.00
BTW Equity Fund	100.00
BTW Midcap Fund	100.00
BTW SMID Cap Fund	100.00
BTW Small Cap Fund	100.00

For the fiscal year ended December 31, 2020, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

Fund	Qualified Dividend Income
Asset Management Fund	100.00%
Equity Fund	100.00
Midcap Fund	97.02
SMID Cap Fund	100.00
BTW Balanced Fund	100.00
BTW Equity Fund	100.00
BTW Midcap Fund	100.00
BTW SMID Cap Fund	100.00
BTW Small Cap Fund	100.00
BTW International Equity Fund	100.00

During the year ended December 31, 2020, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Fund	Qualified Interest Income
Asset Management Fund	29.57%
Equity Fund	0.07
BTW Balanced Fund	34.10

Supplementary Information (Unaudited)	December 31, 2020

Federal Income Tax Information: (cont.)

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2020 are as follows:

Fund	Foreign Source Income Per Share	Foreign Tax Expense Per Share
BTW International Equity Fund	0.26	0.03

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2020. These shareholders will receive more detailed information along with their 2020 Form 1099-DIV.

Continued

Supplementary Information (Unaudited)	December 31, 2020

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period
	7/1/20	12/31/20	7/1/20 - 12/31/20*	7/1/20 - 12/31/20
Asset Management Fund	$1,000.00	$1,154.00	$4.66	0.86%
Equity Fund	1,000.00	1,237.50	4.95	0.88
Midcap Fund	1,000.00	1,222.60	5.59	1.00
SMID Cap Fund	1,000.00	1,233.50	4.21	0.75
BTW Balanced Fund	1,000.00	1,145.00	5.39	1.00
BTW Equity Fund	1,000.00	1,230.90	5.61	1.00
BTW Midcap Fund	1,000.00	1,220.70	5.58	1.00
BTW SMID Cap Fund	1,000.00	1,230.60	5.61	1.00
BTW Small Cap Fund	1,000.00	1,274.60	5.72	1.00
BTW International Equity Fund	1,000.00	1,170.50	5.40	0.99

*	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period
	7/1/20	12/31/20	7/1/20 - 12/31/20*	7/1/20 - 12/31/20
Asset Management Fund	$1,000.00	$1,020.81	$4.37	0.86%
Equity Fund	1,000.00	1,020.71	4.47	0.88
Midcap Fund	1,000.00	1,020.11	5.08	1.00
SMID Cap Fund	1,000.00	1,021.37	3.81	0.75
BTW Balanced Fund	1,000.00	1,020.11	5.08	1.00
BTW Equity Fund	1,000.00	1,020.11	5.08	1.00
BTW Midcap Fund	1,000.00	1,020.11	5.08	1.00
BTW SMID Cap Fund	1,000.00	1,020.11	5.08	1.00
BTW Small Cap Fund	1,000.00	1,020.11	5.08	1.00
BTW International Equity Fund	1,000.00	1,020.16	5.03	0.99

*	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Continued

Supplementary Information (Unaudited)	December 31, 2020

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Walden Funds invested, as a percentage of total net assets, in the following industries and countries as of December 31, 2020.

Asset Management Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	22.6%
U.S. Government & U.S. Government Agency Obligations	19.5
Financials	10.5
Health Care	10.1
Industrials	8.4
Communication Services	7.8
Consumer Staples	6.7
Consumer Discretionary	6.1
Municipal Bonds	3.8
Materials	1.4
Energy	1.2
Investment Companies	1.0
Utilities	0.9
Other net assets	0.0
Total	100.0%

Equity Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	28.0%
Industrials	13.6
Health Care	12.5
Financials	12.3
Communication Services	10.8
Consumer Staples	9.1
Consumer Discretionary	7.5
Materials	2.5
Energy	1.8
Utilities	1.3
Investment Companies	0.6
Other net assets	0.0
Total	100.0%

Midcap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	20.4%
Industrials	14.8
Health Care	13.6
Financials	12.0
Consumer Discretionary	10.7
Real Estate	6.2
Utilities	6.2
Materials	5.9
Consumer Staples	5.1
Communication Services	2.8
Investment Companies	1.1
Energy	1.1
Other net assets	0.1
Total	100.0%

SMID Cap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Health Care	18.3%
Information Technology	17.3
Financials	13.8
Industrials	13.3
Consumer Discretionary	9.8
Real Estate	6.6
Materials	6.2
Utilities	4.6
Consumer Staples	4.4
Communication Services	2.8
Energy	1.7
Investment Companies	1.2
Other net assets	0.0
Total	100.0%

Continued

Supplementary Information (Unaudited)	December 31, 2020

Tabular Summary of Schedules of Portfolio Investments: (cont.)

BTW Balanced Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
U.S. Government & U.S. Government Agency Obligations	23.4%
Information Technology	19.1
Health Care	11.3
Financials	8.9
Industrials	8.2
Communication Services	7.6
Consumer Discretionary	6.9
Consumer Staples	5.3
Municipal Bonds	2.4
Materials	2.2
Utilities	1.7
Investment Companies	1.6
Energy	1.1
Certificate of Deposit	0.1
Other net assets	0.2
Total	100.0%

BTW Equity Fund
Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	25.9%
Health Care	16.1
Financials	12.0
Industrials	11.1
Communication Services	10.7
Consumer Discretionary	8.4
Consumer Staples	8.1
Materials	3.0
Utilities	2.2
Energy	1.2
Investment Companies	1.2
Other net assets	0.1
Total	100.0%

BTW Midcap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	19.7%
Industrials	15.4
Health Care	13.0
Financials	12.4
Consumer Discretionary	9.8
Utilities	7.0
Materials	6.3
Real Estate	6.0
Consumer Staples	5.3
Communication Services	2.8
Energy	1.1
Investment Companies	1.0
Other net assets	0.2
Total	100.0%

BTW SMID Cap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	17.8%
Health Care	16.5
Industrials	13.9
Financials	13.9
Consumer Discretionary	10.2
Real Estate	6.5
Materials	5.9
Utilities	4.5
Consumer Staples	4.4
Communication Services	3.3
Energy	1.7
Investment Companies	1.4
Other net assets	0.0
Total	100.0%

BTW Small Cap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Health Care	22.5%
Industrials	16.9
Information Technology	16.2
Financials	14.3
Consumer Discretionary	10.9
Real Estate	4.9
Utilities	4.8
Materials	3.8
Consumer Staples	2.6
Energy	1.4
Investment Companies	1.4
Other net assets	0.3
Total	100.0%

BTW International Equity Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Japan	22.9%
United Kingdom	12.2
France	9.9
Switzerland	8.8
Canada	8.8
Germany	8.4
Australia	5.4
Hong Kong	3.2
Netherlands	3.1
Sweden	2.9
Denmark	2.4
Spain	2.2
Israel	1.6
Singapore	1.3
Italy	1.3
Finland	0.8
Luxembourg	0.7
Ireland	0.7
Norway	0.7
Belgium	0.6
United States	0.4
Other net assets	1.7
Total	100.0%

Continued

Supplementary Information (Unaudited)	December 31, 2020

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http:// www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) online at https://www. bostontrustwalden.com/investment-services/mutual-funds/; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter with the SEC on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter is available on the SEC’s website at http://www.sec.gov. The Funds’ Schedules of Portfolio Investments will be available no later than 60 days after each period end, without charge, online at https://www. bostontrustwalden.com/investment-services/mutual-funds/.

Continued

Investment Adviser Contract Approval (Unaudited)	December 31, 2020

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Walden Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Walden Small Cap Fund, Boston Trust Walden Balanced Fund, Boston Trust Walden Equity Fund, Boston Trust Walden Midcap Fund, Boston Trust Walden SMID Cap Fund, and Boston Trust Walden International Equity Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with Boston Trust Walden Inc. (the “Adviser”) be renewed annually by the Board of Trustees of Boston Trust Walden Funds (the “Trust”), including a majority of the Board who are not “interested persons” of the Trust or of the Adviser. It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on August 18, 2020. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on August 18, 2020, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations.

The Board carefully considered the nature, extent and quality of the services provided by the Adviser. The Board discussed the organizational structure of Adviser and its investment philosophy, portfolio construction process and fixed income approach. The Board discussed the Adviser’s approach to sustainable, responsible and impact investing, including its environmental, social and governance research framework and its portfolio screening guidelines. The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of the Adviser and its parent, Boston Trust Walden Company (“Boston Trust”). The Board addressed the Adviser’s brokerage allocation and execution strategy, noting that the Adviser does not take into consideration sales of Fund shares in selecting brokers through which its affects Fund portfolio transactions. The Board also discussed the Adviser’s compliance program, business continuity and disaster recovery plans, succession planning and employee ownership. Considering the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Next, the Board reviewed the performance of the Funds from inception through June 30, 2020, comparing the performance to various indices and, in the case of the Boston Trust Asset Management Fund and the Walden Balanced Fund, to a bond index, equity index and Treasury bills. The Board noted that as of June 30, 2020, while each Fund outperformed the index and its peer group at various times for the Year-to-Date, 1-year, 3-year, 5-year and Since Inception periods, each Fund generally performed in line with its peer group during the same periods. The Board noted that while the Funds underperformed their benchmarks at various times, performance was consistent with the long-term performance pattern of each Fund’s investment style, as they participated in rising markets and outperformed in falling markets. The Board noted that this downside protection is consistent with the Adviser’s strategy and is routinely communicated to clients and investors. The Board also noted that during a rising market lasting over a decade, the Funds have consistently adhered to a lower risk, higher quality strategy.

The Board noted that the advisory fees for each Fund are within the range of their peer groups. The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/or reimburse expenses to the extent total operating expenses exceed 0.75% for the Boston Trust SMID Cap Fund, 1.10% for the Walden International Equity Fund and 1.00% for all the other Funds.

Turning to total operating expenses, the Board discussed the components of the Funds’ expense ratios and the services and value shareholders receive in exchange for the fees paid and expense borne by the Funds. The Board noted that the expense ratios for all the Funds were within the range of total operating expenses of the funds in the peer groups. After considering the comparative data as described above, and the Expense Limitation Agreement that was previously renewed by the Board at its February 26, 2020 meeting, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s income statement for the 12-months ended December 31, 2019 and the six-months ended June 30, 2020, as well as the gross and net profit

Investment Adviser Contract Approval (Unaudited)	December 31, 2020

margins realized on each Fund. The Board noted that the Adviser is a wholly-owned subsidiary of Boston Trust and the payment of direct and indirect Trust expenses is governed by an Intercompany Services Agreement between the Adviser and Boston Trust. The Board noted that the Adviser’s relationship with the Funds was profitable even though the Adviser is operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by the Adviser for services provided to the Funds, which are reduced by amounts paid for sub-custody and sub-transfer agency services.

Information about Trustees and Officers (Unaudited)	December 31, 2020

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, years of birth and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.bostontrustwalden.com.

Name, Address, and Year of Birth	Position(s) Held with the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee during the past five years
INTERESTED TRUSTEES**

Lucia B. Santini One Beacon Street Boston, MA 02108 Year of Birth: 1958	Trustee and President	Since 2011	President, Boston Trust Walden Inc., January 2017 to present, Managing Director, February, 2001 to December 31, 2016; Managing Director and Senior Portfolio Manager, Boston Trust Walden Company (bank trust company), November 1993 to present.	10	None
Heidi Soumerai One Beacon Street Boston, MA 02108 Year of Birth: 1957	Trustee	Since 2013	Managing Director and Director of ESG Research, Boston Trust Walden Company, August 2004 to present; Research Analyst, Boston Trust Walden Company, January 1985 to present.	10	None

INDEPENDENT TRUSTEES
Diane E. Armstrong One Beacon Street Boston, MA 02108 Year of Birth: 1964	Trustee	Since 2005	Advisor, Investment Partners (financial planning firm), January 2018 to present; President, Armstrong Financial Services (financial planning firm), November 2012 to present.	10	None

Elizabeth E. McGeveran One Beacon Street Boston, MA 02108 Year of Birth: 1971	Trustee	Since 2016	Head of Investments, The McKnight Foundation, September 2014 to present.	10	None

Michael M. Van Buskirk One Beacon Street Boston, MA 02108 Year of Birth: 1947	Trustee and Chairman of the Board	Since 1992; Chairman Since 2006	Retired since 2014.	10	Advisers Investment Trust (2011 to present) (Chairman of the Board)

OFFICERS WHO ARE NOT TRUSTEES
Jennifer Ellis One Beacon Street Boston, MA 02108 Year of Birth: 1972	Treasurer	Since 2011	Director of Finance/Treasurer, Boston Trust Walden Company, May 2011 to present.	N/A	N/A

Curtis Barnes 4400 Easton Commons Suite 200 Columbus, OH 43219 Year of Birth: 1953	Secretary	Since 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), August 2007 to present.	N/A	N/A

Amy E. Siefer 4400 Easton Commons Suite 200 Columbus, OH 43219 Year of Birth: 1977	Chief Compliance Officer and AML Officer	Since 2018	Vice President, Citi Fund Services Ohio, Inc. (fund administrator), May 2012 to present.	N/A	N/A

*	Trustees and officers hold their position until resignation or removal.

**	Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Walden Inc., the Funds’ investment adviser.

Investment Adviser

Boston Trust Walden Inc.

One Beacon Street

Boston, MA 02108

Transfer Agent

Boston Trust Walden Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance.

Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Statements and other information herein are dated and subject to change.

02/21

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		December 2020	December 2019
(a)	Audit Fees	$101,100	$114,500

(b)	Audit-Related Fees	$17,220	$17,250

The fees for 2019 and 2020 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

		December 2020	December 2019
(c)	Tax Fees	$33,000	$27,500

Tax fees for both 2019 and 2020 relate to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		December 2020	December 2019
(d)	All Other Fees	$0	$0

(e)(1)	The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)	For the fiscal years ended December 31, 2020 and 2019, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)	Not applicable.

(g)	For the fiscal year ended December 31, 2020, Cohen Fund Audit Services, Ltd. billed non-audit fees of $50,220. For the fiscal year ended December 31, 2019, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Boston Trust Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	March 8, 2021

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	March 8, 2021